LEASE by and between BMR-AXIOM LP, a Delaware limited partnership and LA JOLLA PHARMACEUTICAL COMPANY, a California corporation

Table of Contents 1. Lease of Premises .................................................................................................................. 1 2. Basic Lease Provisions .......................................................................................................... 2 3. Term ...................................................................................................................................... 4 4. Possession and Commencement Date. .................................................................................. 7 5. Condition of Premises ......................................................................................................... 10 6. Rentable Area ...................................................................................................................... 11 7. Rent ..................................................................................................................................... 12 8. Rent Adjustments ................................................................................................................ 12 9. Operating Expenses ............................................................................................................. 12 10. Taxes on Tenant’s Property................................................................................................. 19 11. Security Deposit .................................................................................................................. 20 12. Use ....................................................................................................................................... 23 13. Rules and Regulations, CC&Rs, Parking Facilities and Common Area .............................. 25 14. Project Control by Landlord ................................................................................................ 26 15. Quiet Enjoyment .................................................................................................................. 27 16. Utilities and Services ........................................................................................................... 27 17. Alterations ........................................................................................................................... 31 18. Repairs and Maintenance .................................................................................................... 34 19. Liens .................................................................................................................................... 36 20. Estoppel Certificate ............................................................................................................. 37 21. Hazardous Materials ............................................................................................................ 37 22. Odors and Exhaust .............................................................................................................. 40 23. Insurance; Waiver of Subrogation ....................................................................................... 41 24. Damage or Destruction ........................................................................................................ 45 25. Eminent Domain .................................................................................................................. 47 26. Surrender ............................................................................................................................. 48 27. Holding Over ....................................................................................................................... 49 28. Indemnification and Exculpation ........................................................................................ 50 29. Assignment or Subletting .................................................................................................... 51 30. Subordination and Attornment ............................................................................................ 55 31. Defaults and Remedies ........................................................................................................ 56 i

ii 32. Bankruptcy ............................................................................................................................ 61 33. Brokers .................................................................................................................................. 61 34. Definition of Landlord .......................................................................................................... 62 35. Limitation of Landlord’s Liability ........................................................................................ 62 36. Joint and Several Obligations ............................................................................................... 63 37. Representations ..................................................................................................................... 63 38. Confidentiality ...................................................................................................................... 64 39. Notices .................................................................................................................................. 64 40. Miscellaneous ....................................................................................................................... 64 41. [Intentionally omitted] .......................................................................................................... 67 42. Option to Extend Term ......................................................................................................... 67

LEASE THIS LEASE (this “Lease”) is entered into as of this day of December, 2016 (the “Execution Date”), by and between BMR-AXIOM LP, a Delaware limited partnership (“Landlord”), and LA JOLLA PHARMACEUTICAL COMPANY, a California corporation (“Tenant”). RECITALS A. WHEREAS, Landlord owns certain real property (the “Property”) and the improvements on the Property located at 4535, 4545 and 4550 Towne Centre Court, San Diego, California, known as “AXIOM”; and B. WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, certain premises (the “Premises”) in the Building located at 4550 Towne Centre Court, San Diego, California (the “Building”) pursuant to the terms and conditions of this Lease, as detailed below. AGREEMENT NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows: 1. Lease of Premises. 1.1 Effective on the Term Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, as shown on Exhibit A attached hereto, including exclusive shafts, cable runs and mechanical spaces, for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The Property and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the Building and other buildings located on the Property, are hereinafter collectively referred to as the “Project.” All portions of the Project that are for the non-exclusive use of tenants of the Project generally, including driveways, sidewalks, parking areas, landscaped areas, public restrooms, public lobbies and the Amenities Center (as defined below), are hereinafter referred to as “Common Area.” 1.2. As a component of the Landlord Work (as defined below), Landlord shall develop an amenities facility serving the Project (the “Amenities Center”), which shall include certain amenities for the Project, which amenities shall include a café and fitness center, along with other amenities selected by Landlord (such as a conference area). Any such amenities shall be referred to herein as the “Amenities Center Services.”

2 2. Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions. 2.1. This Lease shall take effect upon the Execution Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto. 2.2. In the definitions below, each current Rentable Area (as defined below) is expressed in square feet. Rentable Area and “Tenant’s Pro Rata Shares” are all subject to adjustment as provided in this Lease. Definition or Provision Means the Following (As of the Execution Date) Approximate Rentable Area of Premises1 83,008 square feet Approximate Rentable Area of Building 83,008 square feet Approximate Rentable Area of Project 182,866 square feet Tenant’s Pro Rata Share of Building 100% Tenant’s Pro Rata Share of Project 45.39% 2.3. Initial monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the Term Commencement Date, subject to adjustment under this Lease: Dates Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area Monthly Base Rent Annual Base Rent Months 1 - 8 83,008 $0.00 monthly N/A N/A Months 9 - 12 83,008 $3.65 monthly $302,979.20 $3,635,750.40 2.4. Estimated Term Commencement Date: November 1, 2017 2.5. Estimated Term Expiration Date: October 31, 2027 1 The Rentable Area of the Premises includes an equitable allocation of the Rentable Area of the Amenities Center.

3 2.6. Security Deposit: $908,937.60 2.7. Permitted Use: Office and laboratory use and ancillary uses in support thereof, all in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities (as defined below), committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the Premises, the Building, the Property, the Project, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”) 2.8. Address for Rent Payment: BMR-Axiom LP Attention Entity 694 P.O. Box 511387 Los Angeles, California 90051-7942 2.9. Address for Notices to Landlord: BMR-Axiom LP 17190 Bernardo Center Drive San Diego, California 92128 Attn: Legal Department 2.10. Address for Notices to Tenant: La Jolla Pharmaceutical Company 10182 Telesis Court, Suite 600 San Diego, California 92121 Attn: Legal Department slee@ljpc.com 2.11. Address for Invoices to Tenant: La Jolla Pharmaceutical Company 10182 Telesis Court, Suite 600 San Diego, California 92121 Attn: Accounts Payable E-Mail: ap@ljpc.com 2.12. The following Exhibits are attached hereto and incorporated herein by reference: Exhibit A Premises Exhibit B Work Letter Exhibit B-1 Tenant Work Insurance Schedule Exhibit C Acknowledgement of Term Commencement Date and Term Expiration Date Exhibit D Landlord Work

4 Exhibit E Form of Letter of Credit Exhibit F Rules and Regulations Exhibit G Form of Additional TI Allowance Acceptance Letter Exhibit H Tenant’s Personal Property Exhibit I Form of Estoppel Certificate Exhibit J [Intentionally Omitted] Exhibit K Rooftop License Exhibit L TI Allowance and Commission Fee Schedule Exhibit M Form Subordination, Non-Disturbance and Attornment Agreement 3. Term. The actual term of this Lease (as the same may be extended pursuant to Article 42 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence on the actual Term Commencement Date (as defined in Article 4) and end on the date (the “Term Expiration Date”) that is one hundred twenty (120) months after the actual Term Commencement Date, subject to extension or earlier termination of this Lease as provided herein. TENANT HEREBY WAIVES THE REQUIREMENTS OF SECTION 1933 OF THE CALIFORNIA CIVIL CODE, AS THE SAME MAY BE AMENDED FROM TIME TO TIME. 3.1 Clinical Trial Termination Option. As of the Execution Date, Tenant is conducting a Phase 3 clinical trial for LJPC-501 for the treatment of catecholamine-resistant hypotension (the “Clinical Trial”). In the event that the Clinical Trial fails to meet one or more of the primary or secondary endpoints (such endpoints being referred to herein collectively as the “Clinical Endpoints”) on or before March 31, 2017 (the “Clinical Trial Termination Outside Date), then Tenant will have a one-time option to terminate this Lease (the “Clinical Trial Termination Option”), subject to the terms, conditions and provisions of this Section. In the event that the requirements of the foregoing sentence have not occurred on or before the Clinical Trial Termination Outside Date, the Clinical Trial Termination Option shall automatically become void and of no further force or effect. The Clinical Trial Termination Outside Date shall not be extended for any reason whatsoever. 3.1.1 The Clinical Trial Termination Option is conditional upon Tenant delivering the following items to Landlord on or before the Clinical Trial Termination Outside Date: (a) written notice of Tenant’s election to exercise the Clinical Trial Termination Option (the “Clinical Trial Termination Notice”) and (b) the Clinical Trial Termination Deliverables (as defined below). Tenant shall not be deemed to have exercised the Clinical Trial Termination Option unless and until Tenant has delivered to Landlord both the Clinical Trial Termination Notice and the Clinical Trial Termination Deliverables. Time shall be of the essence as to Tenant’s exercise of the Clinical Trial Termination Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Clinical Trial Termination Option after the Clinical Trial Termination Outside Date. Any attempted exercise of the Clinical Trial Termination Option after the Clinical Trial Termination Outside Date shall be void and of no force or effect. 3.1.2 For purposes of this Lease, the “Clinical Trial Termination Deliverables” means (a) an amount equal to the Clinical Trial Termination Fee (as defined below), and (b) a summary of the Clinical Trial results certified by an officer of Tenant as true and correct and a

5 statement from such officer certifying that the Clinical Trial failed to achieve one or more of the Clinical Endpoints. Landlord acknowledges that the proof provided in (b) above may contain confidential and proprietary information, and Landlord agrees that all such information shall be kept strictly confidential, subject to the terms of Article 38. The “Clinical Trial Termination Fee” means an amount equal to (i) Five Hundred Thousand Dollars ($500,000) if the Clinical Trial Termination Option is exercised in accordance with this Section on or before January 31, 2017, (ii) Seven Hundred Thousand Dollars ($700,000) if the Clinical Trial Termination Option is exercised in accordance with this Section between February 1, 2017 and February 28, 2017, and (iii) Nine Hundred Thousand Dollars ($900,000) if the Clinical Trial Termination Option is exercised in accordance with this Section between March 1, 2017 and the Clinical Trial Termination Outside Date. 3.1.3 If Tenant exercises the Clinical Trial Termination Option in accordance with this Section on or before the Clinical Trial Termination Outside Date, then this Lease shall terminate on the date which is three (3) business days after the date Tenant so exercises the Clinical Trial Termination Option (such date, the “Clinical Trial Termination Date”), and this Lease shall thereafter be of no further force or effect, except for those provisions that, by their express terms, survive the expiration or earlier termination of this Lease. Tenant shall surrender the Premises to Landlord on the Clinical Trial Termination Date in accordance with all of the terms and conditions of this Lease. If Tenant does not so surrender the Premises in accordance with all of the terms and conditions of this Lease on or before the Clinical Trial Termination Date, then Tenant, pursuant to Section 27.2, shall become a tenant at sufferance with respect to the Premises until the actual date that Tenant surrenders the Premises to Landlord in accordance with the terms and conditions of this Lease and rent for the Premises shall commence to accrue on a per diem basis as of the Clinical Trial Termination Date at the rate set forth in Section 27.2, calculated as if the rent for the prior month were Three Hundred Two Thousand Nine Hundred Seventy-Nine and 20/100 Dollars ($302,979.20). 3.1.4 Notwithstanding anything in this Section to the contrary, Tenant shall not be permitted to exercise the Clinical Trial Termination Option during such period of time that Tenant is in Default under any provision of this Lease. Any attempted exercise of the Clinical Trial Termination Option during a period of time in which Tenant is so in Default shall be void and of no force or effect. 3.1.5 Landlord will keep all non-public information disclosed to Landlord in connection with the Clinical Trial and the Clinical Endpoints confidential in accordance with Article 38 of this Lease, and will not disclose such information, except in the circumstances permitted under Article 38. 3.2 Acquisition Termination Option. In the event that (a) substantially all of Tenant’s assets or stock are acquired by a third-party company in an arm’s length transaction for a legitimate business purpose, and (b) such acquiring company determines that the Premises are no longer needed for business operations, Tenant shall have the one-time option to terminate this Lease (the “Acquisition Termination Option”) effective as of the date that is any date (such date, the “Acquisition Termination Date”) selected by Tenant that is after the date that is ninety-six

6 (96) months after the Term Commencement Date, subject to the terms, conditions and provisions of this Section. 3.2.1 The Acquisition Termination Option is conditional upon Tenant delivering the following items to Landlord on or before the date that is twelve (12) months prior to the Acquisition Termination Date: (a) written notice of Tenant’s election to exercise the Acquisition Termination Option (the “Acquisition Termination Notice”) and (b) the Acquisition Termination Deliverables (as defined below); provided, however, that the Acquisition Termination Fee (as defined below) shall not be due and payable until the Acquisition Termination Date. Tenant shall not be deemed to have exercised the Acquisition Termination Option unless and until Tenant has delivered to Landlord both the Acquisition Termination Notice and the Acquisition Termination Deliverables; provided, however, that the Acquisition Termination Fee shall not be due and payable until the Acquisition Termination Date. Notwithstanding anything contained herein, the Acquisition Termination Notice will be effective upon delivery of the Acquisition Termination Notice and the Acquisition Termination Deliverables (other than the Acquisition Termination Fee), irrespective of the fact that the Acquisition Termination Fee is payable at a later date. Time shall be of the essence as to Tenant’s exercise of the Acquisition Termination Option. 3.2.2 For purposes of this Lease, the “Acquisition Termination Deliverables” means (a) an amount equal to the Acquisition Termination Fee (as defined below), (b) proof that substantially all of the assets or stock of Tenant was acquired by a third-party company in an arm’s length transaction for a legitimate business purpose and (c) a statement from an officer of the acquiring company stating that the Premises are no longer needed for business operations. The “Acquisition Termination Fee” means an amount equal to the sum of (y) Two Million Four Hundred Twenty-Three Thousand Eight Hundred Thirty-Three and 60/100 Dollars ($2,423,833.60), plus (z) the unamortized amounts (as of the Acquisition Termination Date) of (i) the TI Allowance (as defined below), and (ii) all leasing commissions paid by Landlord in connection with this Lease (the “Commission Fee”) (which amounts in Subsection 3.2.2(z)(i) and (ii) shall be calculated by amortizing the same at eight percent (8%) per annum commencing on the Term Commencement Date and ending on the Term Expiration Date) as set forth on Exhibit L attached hereto. 3.2.3 If Tenant exercises the Acquisition Termination Option in accordance with this Section on or before the Acquisition Termination Outside Date, then this Lease shall terminate on the Acquisition Termination Date, and this Lease shall thereafter be of no further force or effect, except for those provisions that, by their express terms, survive the expiration or earlier termination of this Lease. Tenant shall surrender the Premises to Landlord on or before the Acquisition Termination Date in accordance with all of the terms and conditions of this Lease. If Tenant does not so surrender the Premises in accordance with all of the terms and conditions of this Lease on or before the Acquisition Termination Date, then Tenant, pursuant to Article 27, shall become a tenant at sufferance with respect to the Premises until the actual date that Tenant surrenders the Premises to Landlord in accordance with the terms and conditions of this Lease.

7 3.2.4 Notwithstanding anything in this Section to the contrary, Tenant shall not be permitted to exercise the Acquisition Termination Option during such period of time that Tenant is in Default under any provision of this Lease and, at Landlord’s option, any exercise of the Acquisition Termination Option shall be null and void in the event that after Tenant’s exercise of the Acquisition Termination Option, but prior to the Acquisition Termination Date, Tenant is in Default under any provision of this Lease. Any attempted exercise of the Acquisition Termination Option during a period of time in which Tenant is so in Default shall be void and of no force or effect. 4. Possession and Commencement Date. 4.1. Landlord shall, at Landlord’s sole cost and expense, complete the work listed on Exhibit D attached hereto (the “Landlord Work”). Promptly following the Execution Date, Landlord shall commence the items of the Landlord Work identified on Exhibit D as the “Pre- Delivery Landlord Work” and shall diligently prosecute the Pre-Delivery Landlord Work to completion. Upon completion of the Pre-Delivery Landlord Work (a) Landlord shall deliver the Premises to Tenant for Tenant’s construction of the Tenant Improvements (as defined below), and (b) Tenant shall have full access to the Premises to construct the Tenant Improvements (subject to the terms, conditions and provisions of this Lease and the Work Letter). Landlord and Tenant will cooperate with one another as required to allow (i) Landlord to complete the Post-Delivery Landlord Work (as defined in Exhibit D) in accordance with Landlord’s plans and schedule for the completion of such work (and Tenant will ensure that Tenant’s construction of the Tenant Improvements does not interfere with the completion of the Post-Delivery Landlord Work) and (ii) Tenant to construct the Tenant Improvements (and Landlord will ensure that Landlord’s construction of the Post-Delivery Landlord Work does not interfere with the completion of the Tenant Improvements). In the event of a conflict in accordance with the foregoing which cannot be resolved through agreement of the parties, Landlord’s completion of the Post-Delivery Landlord Work will have priority. 4.2. The “Term Commencement Date” shall be the earlier of (a) the Estimated Term Commencement Date and (b) the first day Tenant commences business operations in any portion of the Premises; provided, however, if Landlord fails to complete the Pre-Delivery Landlord Work by February 28, 2017 (the “Pre-Delivery Landlord Work Target Date”) (which Pre- Delivery Landlord Work Target Date will be extended on a day-for-day basis by the number of days of delay caused by Force Majeure or delays caused by Tenant or any Tenant Party (as defined in Section 21.1)), then the Estimated Term Commencement Date shall be extended on a day-for-day basis for each day thereafter that the Pre-Delivery Landlord Work is not complete. If Landlord fails to complete the Pre-Delivery Landlord Work by May 1, 2017 (the “Pre- Delivery Landlord Work Outside Date”) (which Pre-Delivery Landlord Work Outside Date will be extended on a day-for-day basis by the number of days of delay caused by Force Majeure or delays caused by Tenant or any Tenant Party (as defined in Section 21.1)), then Tenant shall be entitled to receive one (1) day of Rent abatement for each day thereafter that the Pre-Delivery Landlord Work is not complete, and such abatement shall be applied toward Tenant’s first required payment(s) of Rent during the Term. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Term Commencement Date and the Term Expiration Date within ten (10) days after Tenant takes occupancy of the Premises, in the form attached as

8 Exhibit C hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any medical review board or other similar governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the Term Commencement Date. The term “Substantially Complete” or “Substantial Completion” means that the Tenant Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items. 4.3. Tenant shall cause the Tenant Improvements to be constructed in the Premises pursuant to the Work Letter attached hereto as Exhibit B (the “Work Letter”) at a cost to Landlord not to exceed (i) Twelve Million Four Hundred Fifty-One Thousand Two Hundred and 00/100 Dollars ($12,451,200) (the “Base TI Allowance”) plus (ii) if properly requested by Tenant pursuant to this Section, One Million Two Hundred Forty-Five Thousand One Hundred Twenty and 00/100 Dollars ($1,245,120) (the "Additional TI Allowance"), for a total of Thirteen Million Six Hundred Ninety-Six Thousand Three Hundred Twenty Dollars ($13,696,320). The Base TI Allowance, together with the Additional TI Allowance (if properly requested by Tenant pursuant to this Article), shall be referred to herein as the "TI Allowance. The TI Allowance may be applied to the costs of (a) construction, (b) project review by Landlord (which fee shall equal one-half of one percent (0.5%) of the TI Allowance), (c) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Tenant, and reasonably approved by Landlord, (d) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant and up to three and one-half percent (3.5%) of the TI Allowance may be used for the cost of a third party project management consultant retained by Tenant, (e) building permits and other taxes, fees, charges and levies by Governmental Authorities (as defined below) for permits or for inspections of the Tenant Improvements, and (f) costs and expenses for labor, material, equipment and fixtures. In no event shall the TI Allowance be used for (v) the cost of work that is consistent with the Approved Plans (as defined in the Work Letter) or otherwise approved in writing by Landlord, (w) payments to Tenant or any affiliates of Tenant, (x) the purchase of any furniture, personal property or other non-building system equipment (provided, however, that Tenant shall be permitted to apply up to One Million Two Hundred Forty-Five Thousand One Hundred Twenty and 00/100 Dollars ($1,245,120) of the TI Allowance toward Tenant’s cost to move into the Premises, to fabricate and install Tenant’s Signage, and to purchase furniture, fixtures and equipment, telecommunications and data cabling, security and audio visual systems to be used in the Premises), (y) costs resulting from any default by Tenant of its obligations under this Lease or (z) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). Tenant will be permitted to reuse any of the existing fifteen (15) fume hoods currently being stored on the ground floor of the Building; provided that such fume hoods are accepted by Tenant in their “as is” condition and Landlord makes no representation or warranty as to the condition of such fume hoods or their fitness for Tenant’s intended use. Tenant will repair and maintain the fume hoods which Tenant elects to use throughout the Term in accordance with industry standard repair and maintenance standards, provided that Tenant will have the right to either replace or remove any fume hoods that Tenant has elected to use which reach the end of their serviceable life during the Term of the Lease.

9 4.4. Base Rent shall be increased to include the amount of the Additional TI Allowance disbursed by Landlord in accordance with this Lease amortized over the initial Term at a rate of eight percent (8%) annually. Tenant shall have until the date that is six (6) months after the Term Commencement Date (the “TI Deadline”), to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire. The amount by which Base Rent shall be increased shall be determined (and Base Rent shall be increased accordingly) as of the Term Commencement Date and, if such determination does not reflect use by Tenant of all of the Additional TI Allowance, shall be determined again as of the TI Deadline, with Tenant paying (on the next succeeding day that Base Rent is due under this Lease (the "TI True-Up Date")) any underpayment of the further adjusted Base Rent for the period beginning on the Term Commencement Date and ending on the TI True-Up Date. 4.5. Landlord shall not be obligated to expend any portion of the Additional TI Allowance until Landlord shall have received from Tenant a letter in the form attached as Exhibit G hereto executed by an authorized officer of Tenant. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under this Lease. Tenant shall deliver to Landlord (a) a certificate of occupancy (or its substantial equivalent) for the Premises suitable for the Permitted Use and (b) a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor. 4.6. Prior to entering upon the Premises, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 23 are in effect, and such entry shall be subject to all the terms and conditions of this Lease other than the payment of Base Rent or Tenant’s Adjusted Share of Operating Expenses (as defined below). 4.7. Landlord and Tenant shall mutually agree upon the selection of the engineers, general contractor and major subcontractors; provided that Tenant will have the right to select the general contractor pursuant to a competitive bid process using general contractors mutually approved by Landlord and Tenant. Tenant shall enter into a design contract with McFarlane Architects to act as the architect for the Tenant Improvements (and shall provide a copy of such design contract to Landlord) within two (2) business days after the Execution Date. Landlord may refuse to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony or may not have sufficient experience, in Landlord’s reasonable opinion, to perform work in an occupied Class “A” laboratory research building and in lab areas. 4.8. Tenant shall pay all utility charges, together with any fees, surcharges and taxes thereon for the period beginning on the date that Landlord delivers the Premises to Tenant for Tenant’s construction of the Tenant Improvements in accordance with Section 4.1; provided, however, that Tenant shall not be responsible for any utility charges attributable to the Post- Delivery Landlord Work. 4.9. Notwithstanding anything to the contrary in this Lease or in the Work Letter, Landlord shall have no obligation to fund any portion of the TI Allowance prior to the date (the “TI Funding Date”) upon which the Clinical Trial Termination Option is waived by Tenant in

10 writing or becomes void or lapses due to time. Prior to the TI Funding Date, Tenant will pay all costs associated with the Tenant Improvements as and when such amounts become due, and will ensure that all such costs are paid timely and in a manner which eliminates any risk of a lien being filed against the Building; provided that Tenant will not be permitted to commence any demolition or construction in the Premises prior to the date upon which the Clinical Trial Termination Option is waived by Tenant in writing or becomes void or lapses due to time. In the event that Tenant exercises the Clinical Trial Termination Option, Landlord shall have no obligation to fund any portion of the TI Allowance or to otherwise reimburse Tenant for any costs incurred by Tenant in connection with the Tenant Improvements, this Lease or the Premises. In the event that Tenant does not exercise the Clinical Trial Termination Option and the Clinical Trial Termination Option lapses or becomes void, all costs incurred by Tenant in connection with the Tenant Improvements shall (to the extent such costs would otherwise be chargeable against the TI Allowance pursuant to this Lease) be subject to reimbursement from the TI Allowance in accordance with the terms of the Work Letter. 5. Condition of Premises. Except as provided below, Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises, the Building or the Project, or with respect to the suitability of the Premises, the Building or the Project for the conduct of Tenant’s business. Except as provided below, Tenant acknowledges that (a) it is fully familiar with the condition of the Premises and agrees to take the same in its condition “as is” as of the date that Landlord delivers the Premises to Tenant for Tenant’s construction of the Tenant Improvements in accordance with Section 4.1, and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s occupancy or to pay for or construct any improvements to the Premises, except with respect to the performance, at Landlord’s sole cost and expense, of the Landlord Work and payment of the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance. Notwithstanding anything to the contrary in this Lease, Landlord shall deliver the Premises to Tenant with (y) the Pre-Delivery Landlord Work and (z) the existing heating, ventilating and air-conditioning, electrical, plumbing and fire/life safety systems serving the Building core (but not the distribution of such systems throughout the Premises, which will be performed as part of the Tenant Improvements), the existing galvanized supply air and exhaust air duct risers, the existing roof structure, roof membrane, Building elevators and the Generator (as defined in Section 16.8) (all of the foregoing listed in this Subsection 5(z) shall be referred to herein as, the “Existing Systems”) in good working condition and in compliance with all Applicable Laws (including, without limitation, the ADA inclusive of path of travel requirements to the extent required in order to obtain a final sign off on the permits for the Pre-Delivery Landlord Work) (the “Delivery Requirement”). Tenant’s taking of possession of the Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair and that the Delivery Requirement was satisfied; provided that, if Landlord fails to satisfy the Delivery Requirement (a “Delivery Shortfall”), then Tenant may, as its sole and exclusive remedy, deliver notice to Landlord detailing the nature of such failure (a “Shortfall Notice”); provided, further, that any Shortfall Notice must be received by Landlord no later than the date (the “Shortfall Notice Deadline”) that is thirty (30) days after the Term Commencement Date. In the event that Landlord receives a Shortfall Notice on or before the Shortfall Notice Deadline, Landlord shall, at Landlord’s

11 expense, promptly remedy the Delivery Shortfall. Landlord shall not have any obligations or liabilities in connection with (aa) a failure to satisfy the Delivery Requirement except to the extent such failure is identified by Tenant in a Shortfall Notice delivered to Landlord on or before the Shortfall Notice Deadline, or (bb) any failure of the Pre-Delivery Landlord Work or the Existing Systems to be in good working condition or in compliance with Applicable Laws due to any event, circumstance or other factor arising or occurring after Landlord’s delivery of the Premises to Tenant (including, without limitation, (i) any act or omission of Tenant, Tenant’s contractors or subcontractors, or any of their respective employees, agents or invitees, (ii) the construction of the Tenant Improvements or (iii) Tenant’s failure to properly repair or maintain the Premises as required by this Lease), and no Delivery Shortfall shall be deemed to have occurred as a result thereof. 6. Rentable Area. 6.1. The term “Rentable Area” shall reflect such areas as reasonably calculated by Landlord’s architect, as the same may be reasonably adjusted from time to time by Landlord in consultation with Landlord’s architect to reflect changes to the Premises, the Building or the Project, as applicable. 6.2. The Rentable Area of the Building is generally determined by making separate calculations of Rentable Area applicable to each floor within the Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as previously set forth is included as Rentable Area, without deduction for columns and projections or vertical penetrations, including stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, as well as such items’ enclosing walls. 6.3. The term “Rentable Area,” when applied to the Premises, is that area equal to the usable area of the Premises, plus an equitable allocation of Rentable Area within each Building that is not then utilized or expected to be utilized as usable area, including that portion of the Building devoted to corridors, equipment rooms, restrooms, elevator lobby, atrium and mailroom. 6.4. the Project. The Rentable Area of the Project is the total Rentable Area of all buildings within 6.5. Review of allocations of Rentable Areas as between tenants of the Building and the Project shall be made as frequently as Landlord deems appropriate, including in order to facilitate an equitable apportionment of Operating Expenses (as defined below); provided, however, that notwithstanding Landlord’s right to review such allocations of Rentable Areas, Tenant’s Base Rent and Tenant’s Pro Rata Shares shall not be subject to increase other than in connection with an actual physical modification of the Building or Project. If such review is by a licensed architect and allocations are certified by such licensed architect as being correct, then Tenant shall be bound by such certifications.

12 7. Rent. 7.1. Tenant shall pay to Landlord as Base Rent for the Premises, commencing on the Term Commencement Date, the sums set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof. Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, subject to the rental adjustments provided in Article 8 hereof, each in advance on the first day of each and every calendar month during the Term. 7.2. In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) Tenant’s Adjusted Share (as defined below) of Operating Expenses (as defined below), (b) the Property Management Fee (as defined below), (c) [Intentionally omitted] and (d) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods. 7.3. Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America (i) to the address set forth in Section 2.8, (ii) via direct deposit (ACH) to a bank account designated by Landlord, or (iii) or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month. 7.4. Except as otherwise provided in this Lease, Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by (a) any Applicable Laws now or hereafter applicable to the Premises, (b) any other restriction on Tenant’s use, (c) except as expressly provided herein, any casualty or taking or (d) any other occurrence; and Tenant waives all rights now or hereafter existing to terminate or cancel this Lease or quit or surrender the Premises or any part thereof, or to assert any defense in the nature of constructive eviction to any action seeking to recover rent. Tenant’s obligation to pay Rent with respect to any period or obligations arising, existing or pertaining to the period prior to the date of the expiration or earlier termination of the Term or this Lease shall survive any such expiration or earlier termination; provided, however, that nothing in this sentence shall in any way affect Tenant’s obligations with respect to any other period. 8. Rent Adjustments. Base Rent shall be subject to an annual upward adjustment of three percent (3%) of the then-current Base Rent. The first such adjustment shall become effective commencing on the first (1st) annual anniversary of the Term Commencement Date, and subsequent adjustments shall become effective on every successive annual anniversary for so long as this Lease continues in effect. 9. Operating Expenses. 9.1. As used herein, the term “Operating Expenses” shall include:

13 (a) Government impositions, including property tax costs consisting of real and personal property taxes (including amounts due under any improvement bond upon the Building or the Project (including the parcel or parcels of real property upon which the Building, the other buildings in the Project and areas serving the Building and the Project are located)) or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”); taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from Applicable Laws or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; taxes on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof; and (b) All other costs of any kind paid or incurred by Landlord in connection with the operation or maintenance of the Building and the Project (including the Amenities Center), which shall include costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project as required hereunder; costs of utilities furnished to the Common Area; sewer fees; cable television; trash collection; cleaning, including windows (including those of the Amenities Center); heating, ventilation and air-conditioning; wall and window repair costs; waterproofing costs; maintenance of landscaping and grounds; snow removal; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building or Project systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the Project; costs of furniture, draperies, carpeting, landscaping supplies, snow removal and other customary and ordinary items of personal property provided by Landlord for use in Common Area or in the Project office; capital expenditures incurred (i) in replacing obsolete equipment, (ii) for the primary purpose of reducing Operating Expenses or (iii) required by any Governmental Authority to comply with Applicable Laws that take effect or are first applicable to the Project after the Execution Date or to ensure continued compliance with Applicable Laws in effect as of the Execution Date, in each case amortized over the useful life thereof, as reasonably determined by Landlord, in accordance with generally accepted accounting principles; costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non-compliance as of the Execution Date with Applicable Laws); costs to keep the Project in compliance with, or costs or fees otherwise required under or incurred pursuant to any CC&Rs (as defined below), including condominium fees (except to the extent such costs are incurred to remedy non-compliance with any CC&Rs as of the Execution Date); insurance premiums, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including janitors, floor waxers, window washers, watchmen, gardeners, sweepers, plow truck drivers, handymen, and engineering/maintenance/facilities personnel. (c) Notwithstanding the foregoing, Operating Expenses shall not include any net income, franchise, capital stock, estate or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project; any leasing commissions; expenses that relate to preparation of rental space for a tenant, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for any tenants occupying space in the Project or incurred in renovating or otherwise improving, decorating, painting or redecorating vacant space for tenants or other occupants of the Project (excluding, however, such costs relating to any Common Areas of the Project or parking facilities); expenses of initial development, construction and initial or future leasing of the Project, including grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing), marketing costs, legal fees, accounting fees, space planners' fees, advertising and promotional expenses, lease negotiation, lease enforcement, and brokerage and finders' fees incurred in connection therewith; costs incurred by Landlord with respect to the Delivery Requirement; costs incurred by Landlord with respect to any Delivery Shortfall; expenses related to disputes with other tenants; costs of repairs to the extent reimbursed by payment of insurance proceeds received by Landlord; interest, points, fees and principal payments related to loans to Landlord or secured by a loan agreement, mortgage, deed of trust, security instrument or other loan document covering the Project or a portion thereof (collectively, “Loan Documents”) (provided that interest upon a government assessment or improvement bond payable in installments shall constitute an Operating Expense under Subsection 9.1(a)); salaries, wages and benefits of employees of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements that are provided for in Subsection 9.1(b)); taxes that are excluded from Operating Expenses by the last sentence of Subsection 9.1(a); reserves for future capital replacements; costs to repair the structural portions of the Building or foundations; costs or expenses incurred in connection with the financing or sale of the Project or any portion thereof; costs expressly excluded from Operating Expenses elsewhere in this Lease or that are charged to or paid by Tenant under other provisions of this Lease; professional fees and disbursements and other costs and expenses related to the ownership (as opposed to the use, occupancy, operation, maintenance or repair) of the Project; any balloons, flowers or other gifts provided to any entity whatsoever, to include, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents; any “above standard” cleaning costs caused by another tenant and relating to the Common Areas of the Project, including, but not limited to, construction cleanup or special cleanings associated with parties/events and specific tenant requirements, including related trash collection, removal, hauling and dumping; any “validated” parking for any entity; costs of any “tap fees” or any sewer or water connection fees for the benefit of any particular tenant in the Project; overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in the Project to the extent the 14 same exceeds the typical costs of such services rendered by qualified, "first-class" unaffiliated third parties on a competitive basis; rentals and other related expenses incurred in leasing HVAC systems, elevators or other items or equipment which if purchased, rather than rented, the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services to the Common Areas of the Project, and, further excepting from this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project; costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art in the Common Areas of the Project; costs, including rent, associated with maintaining a leasing or marketing office (as opposed to a management office) for the Project, and rent for any office space occupied by Project management personnel to the extent (1) the size of such office space exceeds the size of office space occupied by management personnel of the comparable buildings, with adjustment where appropriate for the size of the applicable project, (2) the rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the comparable buildings, with adjustment where appropriate for the size of the applicable project; costs to the extent resulting from the gross negligence, willful misconduct or illegal acts of Landlord; costs resulting from the presence of Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless placed at the Project by a Tenant Party; and costs incurred to remove, remedy, contain, or treat any Hazardous Material brought into the Building or onto the Project after the Execution Date by Landlord; costs (including, without limitation, fines, penalties, interest, and costs of repairs, replacements, alterations and/or improvements) incurred to correct violations of Applicable Laws existing as of the Execution Date, including, without limitation, any costs to correct building code violations pertaining to the initial design or construction of the Building or any other improvements to the Project, to the extent such violations exist as of the Execution Date under Applicable Laws; any reserves of any kind, including, without limitation, replacement reserves, operating reserves, reserves required by lenders or partners, reserves for bad debts or lost rent or any similar charge; any costs relating to signage for another tenant of the Project; taxes, fees, charges or other penalties incurred as a result of Landlord's failure, inability or unwillingness to make payments when due and penalties and fines imposed by governmental authorities due to the gross negligence or willful misconduct of Landlord; any advertising or promotional expenditures account; any costs of any parties, ceremonies or other events for tenants, Landlord, Landlord's affiliates or other third parties and any expenses incurred by Landlord for use of any portions of the Project to accommodate filming or photography beyond the normal expenses otherwise attributable to providing services, such as lighting and HVAC to such public portions of the Project in normal Project operations during standard hours of operation for the Project; any costs or expenses incurred by Landlord in connection with satellite dishes or similar specialized communications equipment of third parties, tenants or occupants in or about the Project; and any item that, if included in Operating Expenses, would involve a double collection for such item by Landlord (including office rent for any property management office and expenses for which Landlord is actually reimbursed or which are paid directly to the provider by any retail occupant of the Project (e.g., utilities paid directly to the utility provider)); capital expenditures other than those specifically authorized by subheadings (i)-(iii) in Article 9.1(b) above; costs for which Landlord is actually reimbursed by other tenants or third parties; costs incurred in connection with Landlord’s efforts to lease other space at the Project; expenses related to bad debt loss, rent loss, or reserves for bad debts or rent loss; any costs unrelated to the Project and/or relating to 15 the business of Landlord generally (as opposed to costs relating to the operation of the Project); and costs relating to charitable and political contributions). To the extent that Tenant uses more than Tenant’s Pro Rata Share of any item of Operating Expenses, Tenant shall pay Landlord for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of Operating Expenses (such excess, together with Tenant’s Pro Rata Share, “Tenant’s Adjusted Share”). 9.2. Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) the Property Management Fee (as defined below), (b) [Intentionally omitted] and (c) Landlord’s estimate of Tenant’s Adjusted Share of Operating Expenses with respect to the Building and the Project, as applicable, for such month. (w) The “Property Management Fee” shall equal three percent (3%) of Base Rent due from Tenant. Tenant shall pay the Property Management Fee in accordance with Section 9.2 with respect to the entire Term, including any extensions thereof or any holdover periods, regardless of whether Tenant is obligated to pay Base Rent, Operating Expenses or any other Rent with respect to any such period or portion thereof. For the first eight (8) months of the Term, the Property Management Fee shall be calculated as if Tenant were paying Three Hundred Two Thousand Nine Hundred Seventy-Nine and 20/100 Dollars ($302,979.20) per month for Base Rent. (x) [Intentionally omitted] (y) Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses, Tenant’s Adjusted Share of Operating Expenses, and the cost of providing utilities to the Premises for the previous calendar year (“Landlord’s Statement”). Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days after receipt of an invoice therefor. If the amounts paid by Tenant pursuant to this Section exceed Tenant’s Adjusted Share of Operating Expenses for the previous calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany Landlord’s Statement with payment for the amount of such difference. (z) Any amount due under this Section for any period that is less than a full month shall be prorated for such fractional month on the basis of the number of days in the month. 9.3. Landlord may, from time to time, modify Landlord’s calculation and allocation procedures for Operating Expenses, so long as such modifications produce Dollar results substantially consistent with Landlord’s then-current practice at the Project. Landlord or an affiliate(s) of Landlord currently own other property(ies) adjacent to the Project or its neighboring properties (collectively, “Neighboring Properties”). In connection with Landlord performing services for the Project pursuant to this Lease, similar services may be performed by the same vendor(s) for Neighboring Properties. In such a case, Landlord shall reasonably allocate to each Building and the Project the costs for such services based upon the ratio that the square footage of the Building or the Project (as applicable) bears to the total square footage of all of the Neighboring Properties or buildings within the Neighboring Properties for which the 16 services are performed, unless the scope of the services performed for any building or property (including the Building and the Project) is disproportionately more or less than for others, in which case Landlord shall equitably allocate the costs based on the scope of the services being performed for each building or property (including the Building and the Project). Since the Project consists of multiple buildings, certain Operating Expenses may pertain to a particular building(s) and other Operating Expenses to the Project as a whole. Landlord reserves the right in its reasonable discretion to allocate any such costs applicable to any particular building within the Project to such building, and other such costs applicable to the Project to each building in the Project (including the Building), with the tenants in each building being responsible for paying their respective proportionate shares of their buildings to the extent required under their leases. Landlord shall allocate such costs to the buildings (including the Building) in a reasonable, non- discriminatory manner, and such allocation shall be binding on Tenant. 9.4. Landlord's annual statement shall be final and binding upon Tenant unless Tenant, within six (6) months after Tenant's receipt thereof, shall contest any item therein by giving written notice to Landlord; provided that Tenant shall in all events pay the amount specified in Landlord's annual statement, pending the results of the Independent Review and determination of the Accountant(s), as applicable and as each such term is defined below. If, during such six (6) month period, Tenant reasonably and in good faith questions or contests the correctness of Landlord's statement of Tenant's Share of Operating Expenses, Landlord shall provide Tenant with reasonable access to Landlord's books and records to the extent relevant to determination of Operating Expenses, and such information that is reasonably responsive to Tenant's written inquiries. In the event that, after Tenant's review of such information, Landlord and Tenant cannot agree upon the amount of Tenant's Share of Operating Expenses, then Tenant shall have the right to have an independent public accounting firm hired by Tenant on an hourly basis and not on a contingent-fee basis (at Tenant's sole cost and expense) and approved by Landlord (which approval Landlord shall not unreasonably withhold or delay) audit and review such of Landlord's books and records for the year in question as directly relate to the determination of Operating Expenses for such year (the "Independent Review"), but not books and records of entities other than Landlord. Landlord shall make such books and records available at the location where Landlord maintains them in the ordinary course of its business. Landlord need not provide copies of any books or records. Tenant shall commence the Independent Review within fifteen (15) days after the date Landlord has given Tenant access to Landlord's books and records for the Independent Review. Tenant shall complete the Independent Review and notify Landlord in writing of Tenant's specific objections to Landlord's calculation of Operating Expenses (including Tenant's accounting firm's written statement of the basis, nature and amount of each proposed adjustment) no later than sixty (60) days after Landlord has first given Tenant access to Landlord's books and records for the Independent Review. Landlord shall review the results of any such Independent Review. The parties shall endeavor to agree promptly and reasonably upon Operating Expenses taking into account the results of such Independent Review. If, as of sixty (60) days after Tenant has submitted the Independent Review to Landlord, the parties have not agreed on the appropriate adjustments to Operating Expenses, then the parties shall engage a mutually agreeable independent third party accountant with at least ten (10) years' experience in commercial real estate accounting in the San Diego area (the "Accountant"). If the parties cannot agree on the Accountant, each shall within ten (10) days after such impasse appoint an Accountant (different from the accountant and accounting firm 17 that conducted the Independent Review) and, within ten (10) days after the appointment of both such Accountants, those two Accountants shall select a third (which cannot be the accountant and accounting firm that conducted the Independent Review). If either party fails to timely appoint an Accountant, then the Accountant the other party appoints shall be the sole Accountant. Within ten (10) days after appointment of the Accountant(s), Landlord and Tenant shall each simultaneously give the Accountants (with a copy to the other party) its determination of Operating Expenses, with such supporting data or information as each submitting party determines appropriate. Within ten (10) days after such submissions, the Accountants shall by majority vote select either Landlord's or Tenant's determination of Operating Expenses. The Accountants may not select or designate any other determination of Operating Expenses. The determination of the Accountant(s) shall bind the parties. If the parties agree or the Accountant(s) determine that the Operating Expenses actually paid by Tenant for the calendar year in question exceeded Tenant's obligations for such calendar year, then Landlord shall, at Tenant's option, either (a) credit the excess to the next succeeding installments of estimated Additional Rent or (b) pay the excess to Tenant within thirty (30) days after delivery of such results. If the parties agree or the Accountant(s) determine that Tenant's payments of Operating Expenses for such calendar year were less than Tenant's obligation for the calendar year, then Tenant shall pay the deficiency to Landlord within thirty (30) days after delivery of such results. If the Independent Review reveals or the Accountant(s) determine that the Operating Expenses billed to Tenant by Landlord and paid by Tenant to Landlord for the applicable calendar year in question exceeded by more than five percent (5%) what Tenant should have been billed during such calendar year, then Landlord shall pay the reasonable cost of the Independent Review and the reasonable cost of the Accountant(s). In all other cases Tenant shall pay the cost of the Independent Review and the Accountant(s). 9.5. Notwithstanding anything to the contrary in this Lease, the aggregate Controllable Operating Expenses (as defined below) shall not increase by more than five percent (5%) in any calendar year over the amount of Controllable Operating Expenses actually charged to Tenant for the immediately preceding calendar year (the “Cap”), beginning with the 2019 calendar year’s Operating Expenses (i.e., comparing 2018 to 2019 (on a prorated basis, if necessary)). For the avoidance of doubt, the Cap shall apply to each year of the Term beginning with the calendar year 2019, so that Controllable Operating Expenses for calendar year 2019 shall not exceed one hundred five percent (105%) of Controllable Operating Expenses actually charged for calendar year 2018 (on a prorated basis, if necessary), Controllable Operating Expenses for calendar year 2020 shall not exceed one hundred five percent (105%) of Controllable Operating Expenses actually charged for 2019, etc. “Controllable Operating Expenses” means all Operating Expenses except property taxes and assessments, capital expenditures that are reasonably required, costs for repairs and maintenance (excluding preventative maintenance), utility charges, insurance charges, costs of services provided under a union contract, payments under covenants, conditions and restrictions or to an owners’ association and costs associated with repairs due to casualty, vandalism or other cause outside of Landlord’s reasonable control. 9.6. Tenant shall not be responsible for Operating Expenses with respect to any time period prior to the Term Commencement Date; provided, however, that if Tenant substantially completes the Tenant Improvements and occupies the Premises for the conduct of its business prior to the Term Commencement Date, Tenant shall be responsible for Operating Expenses 18

19 from such earlier date of possession (the Term Commencement Date or such earlier date, as applicable, the “Expense Trigger Date”); and provided, further, that Landlord may annualize certain Operating Expenses incurred prior to the Expense Trigger Date over the course of the budgeted year during which the Expense Trigger Date occurs, and Tenant shall be responsible for the annualized portion of such Operating Expenses corresponding to the number of days during such year, commencing with the Expense Trigger Date, for which Tenant is otherwise liable for Operating Expenses pursuant to this Lease. Tenant’s responsibility for Tenant’s Adjusted Share of Operating Expenses shall continue to the latest of (a) the date of termination of the Lease, (b) the date Tenant has fully vacated the Premises and (c) if termination of the Lease is due to a default by Tenant, the date that is the later of (i) the scheduled expiration date of this Lease (as of the date of such default) and (ii) the rental commencement of a replacement tenant. 9.7. Operating Expenses for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated based on the actual number of days applicable to Tenant’s obligation during such calendar year. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses. 9.8. Within thirty (30) days after the end of each calendar month, Tenant may submit to Landlord an invoice, or, in the event an invoice is not available, an itemized list, of all costs and expenses that (a) Tenant has incurred (either internally or by employing third parties) during the prior month and (b) for which Tenant reasonably believes it is entitled to reimbursements from Landlord pursuant to the terms of this Lease or that Tenant reasonably believes is the responsibility of Landlord pursuant to this Lease or the Work Letter. 9.9. In the event that the Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate Operating Expenses that vary depending on the occupancy of the Project, as applicable, to equal Landlord’s reasonable estimate of what such Operating Expenses would have been had the Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses. 10. Taxes on Tenant’s Property. 10.1. Tenant shall be solely responsible for the payment of any and all taxes levied upon (a) personal property and trade fixtures located at the Premises and (b) any gross or net receipts of or sales by Tenant, and shall pay the same prior to delinquency. 10.2. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Building, the Property or the Project is increased by inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon any such increase in the assessed value of the Building, the Property or the Project, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord.

20 10.3. If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord’s building standards (the “Building Standard”) in other spaces in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building, the Property or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 10.2. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants at the Project shall not be included in Operating Expenses. If the records of the applicable governmental assessor’s office are available and sufficiently detailed to serve as a basis for determining whether such Tenant improvements or alterations are assessed at a higher valuation than the Building Standard, then such records shall be binding on both Landlord and Tenant. 11. Security Deposit. 11.1. Tenant shall deposit with Landlord on or before the Execution Date, the sum of Three Hundred Two Thousand Nine Hundred Seventy-Nine and 20/100 Dollars ($302,979.20) toward the Security Deposit set forth in Section 2.6. Within five (5) business days after the earlier of (i) the Clinical Trial Termination Outside Date or (ii) the date Tenant waives the Clinical Trial Termination Option, Tenant will deposit the remaining Six Hundred Five Thousand Nine Hundred Fifty-Eight and 40/100 Dollars ($605,958.40) (which, together with the initial payment above, shall be collectively referred to as the “Security Deposit”). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the period commencing on the Execution Date and ending upon the expiration or termination of Tenant’s obligations under this Lease. If Tenant Defaults (as defined below) with respect to any provision of this Lease, including any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then Tenant shall, within ten (10) days following demand therefor, restore the Security Deposit to the amount then required hereunder, and Tenant’s failure to do so shall be a material breach of this Lease. The provisions of this Article shall survive the expiration or earlier termination of this Lease. TENANT HEREBY WAIVES THE REQUIREMENTS OF SECTION 1950.7 OF THE CALIFORNIA CIVIL CODE, AS THE SAME MAY BE AMENDED FROM TIME TO TIME. 11.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings. 11.3. Landlord may deliver to any purchaser of Landlord’s interest in the Premises the funds deposited hereunder by Tenant, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transfers.

21 11.4. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, then the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days after the expiration or earlier termination of this Lease. 11.5. If the Security Deposit shall be in cash, Landlord shall hold the Security Deposit in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the Security Deposit, but may intermingle it with other funds of Landlord. Landlord shall be entitled to all interest and/or dividends, if any, accruing on the Security Deposit. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit. 11.6. The Security Deposit may be in the form of cash, a letter of credit or any other security instrument acceptable to Landlord in its sole discretion. Tenant may at any time, except when Tenant is in Default (as defined below), deliver a letter of credit (the “L/C Security”) as the entire Security Deposit, as follows: (a) If Tenant elects to deliver L/C Security, then Tenant shall provide Landlord, and maintain in full force and effect throughout the Term and until the date that is six (6) months after the then-current Term Expiration Date, a letter of credit in the form of Exhibit E issued by an issuer reasonably satisfactory to Landlord, in the amount of the Security Deposit, with an initial term of at least one year. Landlord may require the L/C Security to be re-issued by a different issuer at any time during the Term if Landlord reasonably believes that the issuing bank of the L/C Security is or may soon become insolvent; provided, however, Landlord shall return the existing L/C Security to the existing issuer immediately upon receipt of the substitute L/C Security. If any issuer of the L/C Security shall become insolvent or placed into FDIC receivership, then Tenant shall immediately deliver to Landlord (without the requirement of notice from Landlord) substitute L/C Security issued by an issuer reasonably satisfactory to Landlord, and otherwise conforming to the requirements set forth in this Article. As used herein with respect to the issuer of the L/C Security, “insolvent” shall mean the determination of insolvency as made by such issuer’s primary bank regulator (i.e., the state bank supervisor for state chartered banks; the OCC or OTS, respectively, for federally chartered banks or thrifts; or the Federal Reserve for its member banks). If, at the Term Expiration Date, any Rent remains uncalculated or unpaid, then (i) Landlord shall with reasonable diligence complete any necessary calculations, (ii) Tenant shall extend the expiry date of such L/C Security from time to time as Landlord reasonably requires and (iii) in such extended period, Landlord shall not unreasonably refuse to consent to an appropriate reduction of the L/C Security. Tenant shall reimburse Landlord’s actual third-party legal costs in handling any dispute or draw request relating to Tenant’s L/C Security, if any. (b) If Tenant delivers to Landlord satisfactory L/C Security in place of the entire Security Deposit, Landlord shall remit to Tenant any cash Security Deposit Landlord previously held. (c) Landlord may draw upon the L/C Security, and hold and apply the proceeds in the same manner and for the same purposes as the Security Deposit, if (i) an uncured

Default (as defined below) exists, (ii) as of the date that is forty-five (45) days before any L/C Security expires (even if such scheduled expiry date is after the Term Expiration Date) Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the earlier of (1) six (6) months after the then-current Term Expiration Date or (2) the date that is one year after the then-current expiry date of the L/C Security, (iii) the L/C Security provides for automatic renewals, Landlord asks the issuer to confirm the current L/C Security expiry date, and the issuer fails to do so within ten (10) business days, (iv) Tenant fails to pay (when and as Landlord reasonably requires) any bank charges for Landlord’s transfer of the L/C Security or (v) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security (and fails to permit drawing upon the L/C Security by overnight courier or facsimile). This Section does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances. (d) Tenant shall not seek to enjoin, prevent, or otherwise interfere with Landlord’s draw under L/C Security, even if it violates this Lease. Tenant acknowledges that the only effect of a wrongful draw would be to substitute a cash Security Deposit for L/C Security, causing Tenant no legally recognizable damage. Landlord shall hold the proceeds of any draw in the same manner and for the same purposes as a cash Security Deposit. In the event of a wrongful draw, the parties shall cooperate to allow Tenant to post replacement L/C Security simultaneously with the return to Tenant of the wrongfully drawn sums, and Landlord shall upon request confirm in writing to the issuer of the L/C Security that Landlord’s draw was erroneous. (e) If Landlord transfers its interest in the Premises, then Tenant shall at Tenant’s expense, within five (5) business days after receiving a request from Landlord, deliver (and, if the issuer requires, Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security Deposit changes while L/C Security is in force, then Tenant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security. 11.7 Notwithstanding anything to the contrary contained in this Section 11, in the event that Tenant, at the expiration of the twenty-fourth (24th) month of the initial Term, is not in Default of any of its obligations under this Lease, and has not been in Default of any of its obligations under this Lease at any time during the previous twelve (12) month period, Landlord shall reduce the amount of the Security Deposit by Three Hundred Two Thousand Nine Hundred Seventy-Nine and 20/100 Dollars ($302,979.20) and Landlord shall, at Tenant’s option either apply such amount against Tenant's monthly Base Rent obligation for the twenty- fifth (25h) month of the initial Term or refund such amount to Tenant within thirty (30) days. Further, in the event that Tenant, at the expiration of the sixtieth (60th) month of the initial Term, is not in default of any of its obligations under this Lease, and has not been in default of any of its obligations under this Lease at any time during the previous twelve (12) month period, Landlord shall further reduce the amount of the Security Deposit by Three Hundred Two Thousand Nine Hundred Seventy-Nine and 20/100 Dollars ($302,979.20) and Landlord shall, at Tenant’s option either apply such amount against Tenant's monthly Base Rent obligation for the sixty-first (61st) month of the initial Term or refund such amount to Tenant within thirty (30) days. 22

12. Use. 12.1. Tenant shall use the Premises for the Permitted Use, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. 12.2. Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy (or its substantial equivalent) issued for the Building or the Project, and shall, upon ten (10) days’ written notice from Landlord, discontinue any use of the Premises that is, or is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof, and shall indemnify, defend (at the option of and with counsel reasonably acceptable to the indemnified party(ies)), save, reimburse and hold harmless (collectively, “Indemnify,” “Indemnity” or “Indemnification,” as the case may require) the Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee, ground lessor or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) harmless from and against any and all demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) of any kind or nature that arise before, during or after the Term as a result of Tenant’s breach of this Section. 12.3. Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project, and shall comply with all rules, orders, regulations and requirements of the insurers of the Building and the Project, and Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article. 12.4. Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress. 12.5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof (including card readers) without Landlord’s prior written consent. Tenant shall, upon termination of this Lease, return to Landlord all keys or other opening mechanisms to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change. 12.6. No awnings or other projections shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window 23 coverings. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills or items attached to windows that are visible from outside the Premises. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent. Notwithstanding any of the above, Tenant may deviate from this Section with Landlord’s prior written consent (which may be given or withheld in Landlord’s sole and absolute discretion); provided, however, that if such deviations were part of the Approved Plans, then no further Landlord consent will be required. 12.7. No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant to the exterior of the Building without Landlord’s prior written consent; provided, however, that Landlord acknowledges that Tenant shall be entitled to the following Signage (subject to compliance with all Applicable Laws and Tenant’s receipt of all necessary approvals and permits): (i) Building top, (ii) lobby, (iii) directory, and (iv) suite signage. Landlord shall not unreasonably withhold its consent to any Signage on or in the Building that complies with Applicable Laws; provided, however, that Landlord’s approval shall not be required for Signage that is not visible from the exterior of the Building. Signage shall conform to Landlord’s design criteria. For any Signage, Tenant shall, at Tenant’s own cost and expense, (a) acquire all permits for such Signage in compliance with Applicable Laws and (b) design, fabricate, install and maintain such Signage in a first-class condition. Tenant shall be responsible for reimbursing Landlord for reasonable, out-of-pocket costs incurred by Landlord in removing any of Tenant’s Signage upon the expiration or earlier termination of the Lease. Interior signs on entry doors to the Premises and the directory tablet (if any) shall be inscribed, painted or affixed for Tenant by Landlord at Tenant’s sole cost and expense, and shall be of a size, color and type and be located in a place reasonably acceptable to Landlord. The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors other than Landlord’s standard lettering. Upon Tenant’s request, Landlord may install any Tenant Signage, and Tenant shall pay all costs associated with such installation within thirty (30) days after receipt of an invoice. 12.8. Tenant may only place equipment within the Premises with floor loading consistent with the Building’s structural design unless Tenant obtains Landlord’s prior written approval. Tenant may place such equipment only in a location designed to carry the weight of such equipment. 12.9. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Area or other offices in the Project. 12.10. Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, (b) use or allow the Premises to be used for immoral, unlawful or objectionable purposes, (c) cause, maintain or permit any nuisance or waste in, on or about the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner adversely affect other tenants’ quiet use and enjoyment of their space or adversely 24 impact their ability to conduct business in a professional and suitable work environment. Notwithstanding anything in this Lease to the contrary, Tenant may not install any security systems (including cameras) outside the Premises or that record sounds or images outside the Premises (collectively, “Security Cameras”) without Landlord’s prior written consent, which Landlord may withhold in its sole and absolute discretion Notwithstanding the foregoing, Landlord will not unreasonably withhold consent to the installation of Security Cameras which monitor access points to, and the immediate perimeter of, the Building only; provided, however, that (i) any such Security Cameras shall comply with all Applicable Laws (including all surveillance notification procedures required thereby), (ii) the cost of any repair, maintenance and replacement of any such Security Cameras shall be Tenant’s sole responsibility, (iii) upon Landlord’s request, Landlord shall have the right to view and obtain a copy of any footage recorded by any such Security Cameras, (iv) the installation and use of any such Security Cameras shall be subject to all applicable provisions of this Lease (including, without limitation, Article 17) and (v) Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims arising directly or indirectly out of, or in any way related to (x) any such Security Cameras, (y) Tenant’s use, misuse or nonuse of any such Security Cameras, or (z) any footage recorded or not recorded by any such Security Cameras. 12.11. Notwithstanding any other provision herein to the contrary (but subject to Landlord’s performance and satisfaction of the Delivery Requirement), Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Premises with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq., and any state and local accessibility laws, codes, ordinances and rules (collectively, and together with regulations promulgated pursuant thereto, the “ADA”), and Tenant shall Indemnify the Landlord Indemnitees from and against Claims arising out of any such failure of the Premises to comply with the ADA. The Premises have not undergone inspection by a Certified Access Specialist (as defined in California Civil Code Section 55.52). For the avoidance of doubt, “Lenders” shall also include historic tax credit investors and new market tax credit investors. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 12.12. Tenant shall maintain temperature and humidity in the Premises in accordance with ASHRAE standards at all times. 13. Rules and Regulations, CC&Rs, Parking Facilities and Common Area. 13.1. Tenant shall have the non-exclusive right, in common with others, to use the Common Area in conjunction with Tenant’s use of the Premises for the Permitted Use, and such use of the Common Area and Tenant’s use of the Premises shall be subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit F, together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its sole and absolute discretion (the “Rules and Regulations”). Tenant shall and shall ensure that its contractors, subcontractors, employees, subtenants and invitees faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations. 25

13.2. This Lease is subject to any recorded covenants, conditions or restrictions on the Project or Property, as the same may be amended, amended and restated, supplemented or otherwise modified from time to time (the “CC&Rs”). Tenant shall, at its sole cost and expense, comply with the CC&Rs. 13.3. Tenant shall have a non-exclusive, irrevocable license to use Tenant’s Pro Rata Share of parking facilities serving the Project, which shall not be less than three (3) parking spaces per 1,000 usable square feet of the Premises, in common on an unreserved basis with other tenants of the Project during the Term at no additional cost. Tenant shall have the right to designate up to twelve (12) spaces in the parking facility serving the Building at a location reasonably approved by Landlord to be marked as reserved for visitors, carpools or loading. 13.4. Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Nothing in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking. 14. Project Control by Landlord. 14.1. Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes Landlord’s right to subdivide the Project; convert the Building and other buildings within the Project to condominium units; change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties; maintain or establish ownership of the Building separate from fee title to the Property; make additions to or reconstruct portions of the Building and the Project; install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building or the Project pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building or elsewhere at the Project; and alter or relocate any other Common Area or facility, including private drives, lobbies, entrances and landscaping; provided, however, that such rights shall be exercised in a way that does not materially adversely affect Tenant’s rights or obligations under the Lease, including the Permitted Use and Tenant’s access to the Premises. 14.2. Landlord shall have the right to access areas of the Premises necessary for utilities, services, safety and operation of the Building. 14.3. Tenant shall, at Landlord’s request, promptly execute such further documents as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises as provided for in this Lease. 14.4. Landlord may, at any and all reasonable times during non-business hours (or during business hours, if (a) with respect to Subsections 14.4(u) through 14.4(y), Tenant so requests, and (b) with respect to Subsection 14.4(z), if Landlord so requests), and upon one (1) business days’ prior notice (which may be oral or by email to the office manager or other 26

27 Tenant-designated individual at the Premises; but provided that no time restrictions shall apply or advance notice be required if an emergency necessitates immediate entry), enter the Premises to (u) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (v) supply any service Landlord is required to provide hereunder, (w) alter, improve or repair any portion of the Building other than the Premises for which access to the Premises is reasonably necessary, (x) post notices of nonresponsibility, (y) access the telephone equipment, electrical substation and fire risers and (z) show the Premises to prospective tenants during the final year of the Term and current and prospective purchasers and lenders at any time. In connection with any such alteration, improvement or repair as described in Subsection 14.4(w), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section; provided, however, that all such activities shall be conducted in such a manner so as to cause as little interference to Tenant as is reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises, and any such entry to the Premises shall not constitute a forcible or unlawful entry to the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof. 15. Quiet Enjoyment . Landlord covenants that Tenant, upon paying the Rent and performing its obligations contained in this Lease, may peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Applicable Laws and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other quiet enjoyment covenant, either express or implied. 16. Utilities and Services. 16.1. Tenant shall pay for all water (including the cost to service, repair and replace reverse osmosis, de-ionized and other treated water), gas, heat, light, power, telephone, internet service, cable television, other telecommunications and other utilities supplied to the Premises, together with any fees, surcharges and taxes thereon. If any such utility is not separately metered to Tenant, Tenant shall pay Tenant’s Adjusted Share of all charges of such utility jointly metered with other premises as Additional Rent or, in the alternative, Landlord may, at its option, monitor the usage of such utilities by Tenant and charge Tenant with the cost of such usage, which cost shall be paid by Tenant as Additional Rent. Landlord may base its bills for utilities on reasonable estimates; provided that Landlord adjusts such billings promptly thereafter or as part of the next Landlord’s Statement to reflect the actual cost of providing utilities to the Premises. To the extent that Tenant uses more than Tenant’s Pro Rata Share of any utilities, then Tenant shall pay Landlord for Tenant’s Adjusted Share of such utilities to reflect such excess. In the event that the Project is less than fully occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate utility usage that varies depending on the occupancy of the Project (as applicable) to equal Landlord’s reasonable estimate of what such utility usage would have been had the Project, as applicable, been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of the cost of such utilities.

28 16.2. Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any utility or service, whether or not such failure is caused by accidents; breakage; casualties (to the extent not caused by the party claiming Force Majeure); Severe Weather Conditions (as defined below); physical natural disasters (but excluding weather conditions that are not Severe Weather Conditions); strikes, lockouts or other labor disturbances or labor disputes (other than labor disturbances and labor disputes resulting solely from the acts or omissions of the party claiming Force Majeure); acts of terrorism; riots or civil disturbances; wars or insurrections; shortages of materials (which shortages are not unique to the party claiming Force Majeure); government regulations, moratoria or other governmental actions, inactions or delays; failures to grant consent or delays in granting consent by any Lender whose consent is required under any applicable Loan Document; failures by third parties to deliver gas, oil or another suitable fuel supply, or inability of the party claiming Force Majeure, by exercise of reasonable diligence, to obtain gas, oil or another suitable fuel; or other causes beyond the reasonable control of the party claiming that Force Majeure has occurred (collectively, “Force Majeure”). In the event of such failure, Tenant shall not be entitled to termination of this Lease or any abatement or reduction of Rent, nor shall Tenant be relieved from the operation of any covenant or agreement of this Lease. “Severe Weather Conditions” means weather conditions that are materially worse than those that reasonably would be anticipated for the Property at the applicable time based on historic meteorological records. Notwithstanding anything to the contrary in this Lease, if, for more than ten (10) consecutive business days following written notice to Landlord and as a direct result of Landlord’s gross negligence or willful misconduct (and except to the extent that such failure is caused by any other factor, including any action or inaction of a Tenant Party (as defined below)), the provision of HVAC (as defined below) or other utilities to all or a material portion of the Premises that Landlord must provide pursuant to this Lease is interrupted (a “Material Services Failure”), then Tenant’s Base Rent and Operating Expenses (or, to the extent that less than all of the Premises are affected, a proportionate amount (based on the Rentable Area of the Premises that is rendered unusable) of Base Rent and Operating Expenses) shall thereafter be abated until the Premises are again usable by Tenant for the Permitted Use; provided, however, that, if Landlord is diligently pursuing the restoration of such HVAC and other utilities and Landlord provides substitute HVAC and other utilities reasonably suitable for Tenant’s continued use and occupancy of the Premises for the Permitted Use (e.g., supplying potable water or portable air conditioning equipment), then neither Base Rent nor Operating Expenses shall be abated. Notwithstanding the foregoing, in the event that Landlord fails to remedy a Material Services Failure within thirty (30) days after Landlord’s receipt of notice of a Material Services Failure (or, if such repair or maintenance cannot reasonably be completed within such period, within the period of time reasonably required (so long as Landlord begins such repair or maintenance within such period and diligently prosecutes the same to completion)), Tenant shall have the right to remedy such Material Services Failure subject to the terms, conditions and provisions of Section 18.5 below. During any Material Services Failure, Tenant will cooperate with Landlord to arrange for the provision of any interrupted utility services on an interim basis via temporary measures until final corrective measures can be accomplished, and Tenant will permit Landlord the necessary access to the Premises to remedy such Material Service Failure. In the event of any interruption of HVAC or other utilities that Landlord must provide pursuant to this Lease, regardless of the cause, Landlord shall diligently pursue the restoration of such HVAC and other utilities. Notwithstanding anything in this Lease to the contrary, but subject to Article 24 (which shall

29 govern in the event of a casualty), the provisions of this Section shall be Tenant’s sole recourse and remedy in the event of an interruption of HVAC or other utilities to the Premises. 16.3. Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises during or, if Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term, beyond those utilities provided by Landlord, including telephone, internet service, cable television and other telecommunications, together with any fees, surcharges and taxes thereon. Upon Landlord’s demand, utilities and services provided to the Premises that are separately metered shall be paid by Tenant directly to the supplier of such utilities or services. 16.4. Tenant shall not, without Landlord’s prior written consent, use any device in the Premises (including data processing machines) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water required or consumed in the Premises based upon Tenant’s Pro Rata Share of the Project beyond the existing capacity of the Project usually furnished or supplied for the Permitted Use or (b) exceed Tenant’s Pro Rata Share of the Project’s capacity to provide such utilities or services. 16.5. If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building or the Project by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the cost of providing such excess utilities and services. 16.6. Landlord shall provide water in Common Area for lavatory and landscaping purposes only, which water shall be from the local municipal or similar source; provided, however, that if Landlord determines that Tenant requires, uses or consumes water provided to the Common Area for any purpose other than ordinary lavatory purposes, Landlord may install a water meter (“Tenant Water Meter”) and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the costs of any Tenant Water Meter and the installation and maintenance thereof during the Term. If Landlord installs a Tenant Water Meter, Tenant shall pay for water consumed, as shown on such meter, as and when bills are rendered. If Tenant fails to timely make such payments, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes stated in this Section shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such. 16.7. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and utility systems, upon not less than two (2) business days’ prior notice to Tenant, when Landlord deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or utility service when prevented from doing so by Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence (except as provided in Section 16.2). Notwithstanding the foregoing, in cases of emergency or due to accident, Landlord shall not be required to provide notice to

30 Tenant. Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence (subject to Section 16.2). Notwithstanding the foregoing, Landlord shall use commercially reasonable efforts to schedule any maintenance and/or repair activities that are the responsibility of Landlord under this Lease during times that will minimize interference with Tenant and its business activities conducted from the Premises. 16.8. Tenant shall have the right to connect the existing back-up generator serving the Building (the “Generator”) to the Premises’ emergency electrical panel. Tenant acknowledges and agrees that Landlord has made no representation or warranty (express or implied) regarding the condition of the Generator or the suitability of the Generator for Tenant's use, including any warranty of merchantability or fitness for a particular purpose. The Generator shall be the sole responsibility of Tenant and Landlord shall have no obligations with respect thereto. Tenant shall, at its sole cost and expense, maintain and keep the Generator in good condition and repair, in compliance with all Applicable Laws (including, without limitation, any required permits) and shall otherwise be solely responsible for any repair, maintenance and/or replacement costs with respect to the Generator. Tenant shall keep in full force and effect during the Term (and occupancy by Tenant, if any, after termination of this Lease) a preventative maintenance contract for inspections and maintenance for the Generator (using a qualified, licensed, bonded service provider reasonably approved by Landlord) at commercially reasonable intervals that comply with industry standard practices and Applicable Laws. If requested in writing by Landlord, Tenant shall provide to Landlord copies of any Generator maintenance contracts and any Generator maintenance reports on a quarterly basis. Notwithstanding anything to the contrary in this Lease, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment with respect to the Generator or failure of the Generator to operate in an emergency situation. 16.9. Tenant shall (a) maintain and operate the heating, ventilating and air conditioning systems (including, without limitation, the exhaust fume hoods) exclusively serving the Premises used for the Permitted Use only (“HVAC”) and (b) furnish HVAC as reasonably required for reasonably comfortable occupancy of the Premises twenty-four (24) hours a day, every day during the Term. Tenant shall keep in full force and effect during the Term (and occupancy by Tenant, if any, after termination of this Lease) a preventative maintenance contract for inspections and maintenance using a qualified, licensed, bonded service provider reasonably approved by Landlord at commercially reasonable intervals that comply with industry standard practices and Applicable Laws. Notwithstanding anything to the contrary in this Section, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services. If requested in writing by Landlord, Tenant shall provide to Landlord copies of HVAC maintenance contracts and HVAC maintenance reports on a quarterly basis. In the event Landlord determines that Tenant is not properly maintaining the HVAC, Landlord may take over the responsibilities in (a) and (b) above. Any reasonable costs or expenses incurred, or payments made by Landlord as a result of Tenant failing to properly

31 maintain the HVAC, shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such. 16.10. For any utilities serving the Premises for which Tenant is billed directly by such utility provider, Tenant agrees to furnish to Landlord (a) any invoices or statements for such utilities within thirty (30) days after Landlord’s request therefor, (b) within thirty (30) days after Landlord’s request, any other utility usage information reasonably requested by Landlord, and (c) within thirty (30) days after each calendar year during the Term, authorization to allow Landlord to access Tenant’s usage information necessary for Landlord to comply with Applicable Law; and Tenant shall comply with any other energy usage or consumption requirements required by Applicable Laws. Tenant shall retain records of utility usage at the Premises, including invoices and statements from the utility provider, for at least thirty-six (36) months, or such longer period of time as may be required by Applicable Law. Tenant acknowledges that any utility information for the Premises, the Building and the Project may be shared with third parties, including Landlord’s consultants and Governmental Authorities. In the event that Tenant fails to comply with this Section, Tenant hereby authorizes Landlord to collect utility usage information directly from the applicable utility providers. In addition to the foregoing, Tenant shall comply with all Applicable Laws related to the disclosure and tracking of energy consumption at the Premises. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 17. Alterations. 17.1. Except for Cosmetic Alterations (as defined below), Tenant shall make no alterations, additions or improvements (other than the Tenant Improvements) in or to the Premises or engage in any construction, demolition, reconstruction, renovation or other work (whether major or minor) of any kind in, at or serving the Premises (“Alterations”) without Landlord’s prior written approval, which approval may be subject to the consent of one or more Lenders, if required under any applicable Loan Document, but which approval Landlord shall not otherwise unreasonably withhold, condition or delay; provided, however, that, in the event any proposed Alteration affects (a) any structural portions of the Building, including exterior walls, the roof, the foundation or slab, foundation or slab systems (including barriers and subslab systems) or the core of the Building, (b) the exterior of the Building or (c) any Building systems, including elevator, plumbing, HVAC, electrical, security, life safety and power, then Landlord may withhold its approval in its sole and absolute discretion. Tenant shall, in making any Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall be in Landlord’s sole and absolute discretion. In seeking Landlord’s approval, Tenant shall provide Landlord, at least sixty (60) days in advance of the desired commencement date of any proposed construction, with plans, specifications, bid proposals, certified stamped engineering drawings and calculations by Tenant’s engineer of record or architect of record (including connections to the Building’s structural system, modifications to the Building’s envelope, non-structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request, provided that Tenant shall not commence any such Alterations that require Landlord’s consent unless and until Tenant has received the written approval of Landlord and any and all Lenders whose consent is required under any applicable Loan

32 Document. In no event shall Tenant use or Landlord be required to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony or may not have sufficient experience, in Landlord’s reasonable opinion, to perform work in an occupied Class “A” laboratory research building and in lab areas. Notwithstanding the foregoing, Tenant may make strictly cosmetic changes to the Premises that do not require any permits or more than three (3) total contractors and subcontractors (“Cosmetic Alterations”) without Landlord’s consent; provided that (y) the cost of any Cosmetic Alterations does not exceed Five Hundred Thousand Dollars ($500,000) annually, (z) such Cosmetic Alterations are not reasonably expected to have any material adverse effect on the Project and do not (i) require any structural or other substantial modifications to the Premises, (ii) require any changes to or adversely affect the Building systems, (iii) affect any portion of the Building or Project that is exterior to the Premises, or (iv) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the Premises, the Building or the Project. Tenant shall not be required to give Landlord prior written notice of any Cosmetic Alterations, unless such Cosmetic Alterations will generate noise or other disruption outside of the Building. 17.2. Tenant shall not construct or permit to be constructed partitions or other obstructions that might interfere with free access to mechanical installation or service facilities of the Building or with other tenants’ components located within the Building (in the event Tenant does not lease the entire Building), or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities. 17.3. Tenant shall accomplish any work performed on the Premises or the Building in such a manner as to permit any life safety systems to remain fully operable at all times. 17.4. Any work performed on the Premises, the Building or the Project by Tenant or Tenant’s contractors which could generate noise or other disruption outside of the Building shall be done at such times and in such manner as Landlord may from time to time designate. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations, Tenant shall provide Landlord with complete “as built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises, as well as a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems. Any such “as built” plans shall show the applicable Alterations as an overlay on the Building as- built plans; provided that Landlord provides the Building “as built” plans to Tenant. 17.5. Before commencing any Alterations or Tenant Improvements (other than Cosmetic Alterations), Tenant shall (a) give Landlord at least sixty (60) days’ prior written notice of the proposed commencement of such work and the names and addresses of the persons supply labor or materials therefor so that Landlord may enter the Premises to post and keep posted thereon and therein notices or to take any further action that Landlord may reasonably deem proper for the protection of Landlord’s interest in the Project and (b) shall, if required by

33 Landlord, secure, at Tenant’s own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for any work costing in excess of Fifty Thousand Dollars ($50,000). 17.6. Tenant shall repair any damage to the Premises caused by Tenant’s removal of any property from the Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if such space were otherwise occupied by Tenant. The provisions of this Section shall survive the expiration or earlier termination of this Lease. 17.7. The Premises plus any Alterations; Signage; Tenant Improvements; attached equipment, decorations, fixtures and trade fixtures; movable laboratory casework and related appliances; and other additions and improvements attached to or built into the Premises made by either of the parties (including all floor and wall coverings; paneling; sinks; fixed laboratory benches; exterior venting fume hoods; walk-in freezers and refrigerators; ductwork; conduits; electrical panels and circuits; attached machinery and equipment; and built-in furniture and cabinets, in each case, together with all additions and accessories thereto), shall (unless, prior to such construction or installation, Landlord elects otherwise in writing) at all times remain the property of Landlord, shall remain in the Premises and shall (unless, prior to construction or installation thereof, Landlord elects otherwise in writing) be surrendered to Landlord upon the expiration or earlier termination of this Lease. For the avoidance of doubt, the items listed on Exhibit H attached hereto (which Exhibit H may be updated by Tenant from and after the Term Commencement Date, subject to Landlord’s written consent) constitute Tenant’s property and shall be removed by Tenant upon the expiration or earlier termination of the Lease. 17.8. Notwithstanding any other provision of this Article to the contrary, in no event shall Tenant remove any improvement from the Premises in which any Lender has a security interest or as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion. 17.9. If Tenant shall fail to remove any of its property from the Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store such effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any expenses incident to the removal, storage and sale of such personal property. 17.10. Tenant shall pay to Landlord an amount equal to two percent (2%) of the cost to Tenant of all Alterations (excluding Cosmetic Alterations) to cover Landlord’s overhead and expenses for plan review, engineering review, coordination, scheduling and supervision thereof or obtaining any required Lender consent. For purposes of payment of such sum, Tenant shall submit to Landlord copies of all bills, invoices and statements covering the costs of such charges, accompanied by payment to Landlord of the fee set forth in this Section. Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate clean-up. 17.11. Within sixty (60) days after final completion of the Tenant Improvements or any Alterations performed by Tenant with respect to the Premises, Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Tenant Improvements and Alterations, together with supporting documentation reasonably acceptable to Landlord. 17.12. Tenant shall take, and shall cause its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Alterations or Tenant Improvements, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage. 17.13. Tenant shall require its contractors and subcontractors performing work on the Premises to name Landlord and its affiliates and Lenders as additional insureds on their respective insurance policies. 18. Repairs and Maintenance. 18.1. Landlord’s Repair and Maintenance. Landlord shall repair and maintain in good condition the structural and exterior portions of the Building and the Common Area of the Project, including roofing and covering materials; foundations (excluding any architectural slabs, but including any structural slabs); and exterior walls. 18.2. Tenant’s Repair and Maintenance. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises and every part thereof (including, without limitation, all Building systems) in good condition and repair, damage thereto from ordinary wear and tear excepted, and shall, within ten (10) business days after receipt of written notice from Landlord, provide to Landlord any maintenance records that Landlord reasonably requests. Without limiting the generality of the foregoing, Tenant shall, at Tenant’s sole cost and expense, (a) maintain the HVAC in accordance with all of the terms, conditions, provisions and agreements set forth in Section 16.9 above, and (b) hire (i) a licensed elevator contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the elevator(s) serving the Premises, (ii) a licensed fire alarm contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the fire alarm equipment and systems serving the Premises, (iii) a licensed sprinkler inspection contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the sprinkler equipment and systems serving the Premises, (iv) a backflow inspection contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the backflow equipment and systems serving the Premises, (v) a licensed BMS contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required 34 maintenance on the BMS equipment and systems serving the Premises, (vi) a licensed chemical water treatment contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the chemical water treatment equipment and systems serving the Premises, (vii) a licensed pure water treatment contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the pure water treatment equipment and systems serving the Premises, (viii) an air compressor and vacuum pump contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the air compressor and vacuum pump equipment and systems serving the Premises, and (ix) a licensed electrical maintenance contractor to regularly and periodically (at commercially reasonable intervals that comply with industry standard practices and Applicable Laws) inspect and perform required maintenance on the electrical equipment and systems serving the Premises. 18.3. Notwithstanding anything to the contrary, if Tenant shall fail, after twenty (20) days’ written notice, to (a) hire the contractors (or cause such contractors to perform the inspections and maintenance) required under Section 18.2 above or (b) perform any maintenance or to make, or to commence and thereafter to proceed with diligence to make, any repair required of it with respect to the Premises pursuant to the terms of the Lease, Landlord, without being under any obligation to do so and without thereby waiving such default by Tenant, may hire such contractors, perform such maintenance or make such repair and may charge Tenant for the reasonable costs thereof. Any expense reasonably incurred by Landlord in connection therewith may be billed by Landlord to Tenant monthly or, at Landlord’s option, immediately, and shall be due and payable within thirty (30) days after such billing or, at Landlord’s option, may be deducted from the Security Deposit. 18.4. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good a condition as when received, ordinary wear and tear excepted and with the Tenant Improvements in substantially the same condition as existed on the Term Commencement Date, ordinary wear and tear excepted; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all telephone and data systems, wiring and equipment from the Premises, and repair any damage to the Premises caused thereby. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises. 18.5. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is Landlord’s obligation pursuant to this Lease unless such failure shall persist for an unreasonable time after Tenant provides Landlord with written notice of the need of such repairs or maintenance. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense. Notwithstanding the foregoing, in the event that Landlord timely fails to make a repair or perform maintenance that is Landlord's obligation pursuant to this Lease, Tenant may notify Landlord of such failure and, if Landlord does not make the repair or perform the maintenance within thirty (30) days after Landlord's receipt of such notice (or, if such repair or maintenance cannot reasonably be completed within such period, within the period of time reasonably required (so long as Landlord begins the repair or maintenance within such period and diligently prosecutes the same to completion)), Tenant may 35 perform the repair or maintenance and Landlord shall reimburse Tenant for its reasonable out-of- pocket costs for performing the same within thirty (30) days after receipt of an invoice from Tenant therefor. Notwithstanding anything in this Section to the contrary, before performing any such repairs or maintenance, Tenant shall notify Landlord of Tenant's intent to do so and shall reasonably coordinate with Landlord and any other tenants of the Project that may be affected the need for such repairs or maintenance. 18.6. If any excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as such person shall reasonably deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant’s obligations under this Lease. In connection with the foregoing, Landlord shall work with Tenant to the extent commercially reasonable to ensure Tenant’s quiet enjoyment of the Premises are not disrupted during work hours. 18.7. This Article relates to repairs and maintenance arising in the ordinary course of operation of the Building and the Project. In the event of a casualty described in Article 24, Article 24 shall apply in lieu of this Article. In the event of eminent domain, Article 25 shall apply in lieu of this Article. 18.8. Costs incurred by Landlord pursuant to this Article shall constitute Operating Expenses to the extent that such costs may properly be included in Operating Expenses under Article 9 of this Lease. 19. Liens. 19.1. Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work or services performed, materials furnished to or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s or materialman’s lien filed against the Premises, the Building or the Project for work or services claimed to have been done for, or materials claimed to have been furnished to, or obligations incurred by Tenant shall be discharged or bonded by Tenant within twenty (20) days after the filing thereof, at Tenant’s sole cost and expense. 19.2. Should Tenant fail to discharge or bond against any lien of the nature described in Section 19.1, Landlord may, at Landlord’s election, pay such claim or post a statutory lien bond or otherwise provide security to eliminate the lien as a claim against title, and Tenant shall immediately reimburse Landlord for the costs thereof as Additional Rent. Tenant shall Indemnify the Landlord Indemnitees from and against any Claims arising from any such liens, including any administrative, court or other legal proceedings related to such liens. 19.3. In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only 36 to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises, the Building or the Project be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after filing such financing statement, cause (a) a copy of the lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, the Building or the Project. 20. Estoppel Certificate. Tenant shall, within ten (10) business days after receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit I, or on any other form reasonably requested by a current or proposed Lender or encumbrancer or proposed purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further information with respect to this Lease or the Premises as may be requested thereon. Any such statements may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Tenant’s failure to deliver any such statement within the prescribed time shall, at Landlord’s option, constitute a Default (as defined below) under this Lease (after an additional written notice sent in accordance with Section 39 with a copy of such notice e-mailed to the e-mail address set forth in Section 2.10, and the expiration of an additional five (5) day cure period), and, in any event, shall be binding upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution. 21. Hazardous Materials. 21.1. Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, the Building or the Project in violation of Applicable Laws by Tenant or any of its employees, agents, contractors or invitees (collectively with Tenant, each a “Tenant Party”). If (a) Tenant breaches such obligation, (b) the presence of Hazardous Materials as a result of such a breach results in contamination of the Project, any portion thereof, or any adjacent property, (c) contamination of the Premises otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder (other than if such contamination results from (i) migration of Hazardous Materials from outside the Premises not caused by a Tenant Party or (ii) to the extent such contamination is caused by Landlord's gross negligence or willful misconduct) or (d) contamination of the Project occurs as a result of Hazardous Materials that are placed on or under or are released into the Project by a Tenant Party, then Tenant shall Indemnify the Landlord Indemnitees from and against any and all 37

Claims of any kind or nature, including (w) diminution in value of the Project or any portion thereof, (x) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (y) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (z) sums paid in settlement of Claims that arise before, during or after the Term as a result of such breach or contamination. This Indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on, under or about the Project. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Project, any portion thereof or any adjacent property caused or permitted by any Tenant Party results in any contamination of the Project, any portion thereof or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Project, any portion thereof or any adjacent property to its respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Project, any portion thereof or any adjacent property. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Notwithstanding the foregoing, Landlord shall (a) indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant) and hold the Tenant Parties harmless from and against any and all Claims resulting from the presence of Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless placed at the Project by a Tenant Party, and (b) reimburse Tenant for any out-of-pocket costs incurred by Tenant (and approved in advance by Landlord) to remediate Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless such Hazardous Materials were placed at the Project by a Tenant Party. 21.2. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (and any Lender of Landlord) (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental Applicable Laws in the form of a Tier II form pursuant to Section 312 of the Emergency Planning and Community Right-to-Know Act of 1986 (or any successor statute) or any other form reasonably requested by Landlord, (b) a list of any and all approvals or permits from Governmental Authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies of (i) notices of violations of Applicable Laws related to Hazardous Materials and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion) and closure plans or any other documents required by any and all Governmental Authorities for any storage tanks 38 installed in, on, under or about the Project for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord (and any Lender of Landlord) updated Hazardous Materials Documents, within fourteen (14) days after receipt of a written request therefor from Landlord, not more often than once per year, unless (m) there are any changes to the Hazardous Materials Documents or (n) Tenant initiates any Alterations or changes its business, in either case in a way that involves any material increase in the types or amounts of Hazardous Materials, in which case Tenant shall deliver updated Hazardous Materials documents (without Landlord having to request them) before or, if not practicable to do so before, as soon as reasonably practicable after the occurrence of the events in Subsection 21.2(m) or (n). For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any documents containing information of a proprietary nature, unless such documents contain a reference to Hazardous Materials or activities related to Hazardous Materials. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with Applicable Laws. In the event that a review of the Hazardous Materials Documents indicates non-compliance with this Lease or Applicable Laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance. Notwithstanding anything in this Lease to the contrary or Landlord’s review into Tenant’s Hazardous Materials Documents or use or disposal of hazardous materials, however, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of Hazardous Materials, it being acknowledged by Tenant that Tenant is best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures. 21.3. Tenant represents and warrants to Landlord that as of the date of this Lease, Tenant is not nor has it been, in connection with the use, disposal or storage of Hazardous Materials, (a) subject to a material enforcement order issued by any Governmental Authority or (b) required to take any remedial action. 21.4. At any time, and from time to time, prior to the expiration of the Term, Landlord shall have the right to conduct appropriate tests of the Project or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or omissions of a Tenant Party. Tenant shall pay all reasonable documented costs of such tests if such tests reveal that Hazardous Materials exist at the Project in violation of this Lease. 21.5. If underground or other storage tanks storing Hazardous Materials installed or utilized by Tenant are located on the Premises, or are hereafter placed on the Premises by Tenant (or by any other party, if such storage tanks are utilized by Tenant), then Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps required under the Applicable Laws. Tenant shall have no responsibility or liability for underground or other 39 storage tanks installed by anyone other than Tenant unless Tenant utilizes such tanks, in which case Tenant’s responsibility for such tanks shall be as set forth in this Section. 21.6. Tenant shall promptly report to Landlord any actual or suspected presence of mold or water intrusion at the Premises. 21.7. Tenant’s obligations under this Article shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any such Hazardous Materials, Tenant shall be deemed a holdover tenant and subject to the provisions of Article 27. 21.8. As used herein, the term “Hazardous Material” means any toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous substance, material or waste that is or becomes regulated by Applicable Laws or any Governmental Authority. 21.9. Notwithstanding anything to the contrary in this Lease, Landlord shall have sole control over the equitable allocation of fire control areas (as defined in the Uniform Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Project for the storage of Hazardous Materials. Notwithstanding anything to the contrary in this Lease, the quantity of Hazardous Materials allowed by this Section is specific to Tenant and shall not run with the Lease in the event of a Transfer (as defined in Article 29). In the event of a Transfer, if the use of Hazardous Materials by such new tenant (“New Tenant”) is such that New Tenant utilizes fire control areas in the Project in excess of New Tenant’s Pro Rata Share of the Project, then New Tenant shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials, or take such other action as is necessary to ensure that its share of the fire control areas of Project is not greater than New Tenant’s Pro Rata Share of the Project. Notwithstanding anything in this Lease to the contrary, Landlord shall not have and expressly disclaims any liability related to Tenant’s or other tenants’ use or disposal of fire control areas, it being acknowledged by Tenant that Tenant and other tenants are best suited to evaluate the safety and efficacy of its Hazardous Materials usage and procedures. 22. Odors and Exhaust. Tenant acknowledges that Landlord would not enter into this Lease with Tenant unless Tenant assured Landlord that under no circumstances will any other occupants of the Building or the Project (including persons legally present in any outdoor areas of the Project) be subjected to odors or fumes (whether or not noxious), and that the Building and the Project will not be damaged by any exhaust, in each case from Tenant’s operations. Landlord and Tenant therefore agree as follows: 22.1. Tenant shall not cause or permit (or conduct any activities that would cause) any release of any odors or fumes of any kind from the Premises. 22.2. If the Building has a ventilation system that, in Landlord’s judgment, is adequate, suitable, and appropriate to vent the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Project, Tenant shall vent the Premises through such system. If 40

Landlord at any time reasonably determines that any existing ventilation system is inadequate, or if no ventilation system exists, Tenant shall in compliance with Applicable Laws vent all fumes and odors from the Premises (and remove odors from Tenant’s exhaust stream) as Landlord reasonably requires. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s reasonable approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Project (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of Applicable Laws. 22.3. Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s reasonable judgment be necessary or appropriate from time to time) to completely remove, eliminate and abate any odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s reasonable judgment, emanate from Tenant’s Premises. Any work Tenant performs under this Section shall constitute Alterations. 22.4. Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust shall continue throughout the Term. Landlord’s approval of the Tenant Improvements shall not preclude Landlord from requiring additional measures to eliminate odors, fumes and other adverse impacts of Tenant’s exhaust stream (as Landlord may designate in Landlord’s reasonable discretion). Tenant shall install additional equipment as Landlord reasonably requires from time to time under the preceding sentence. Such installations shall constitute Alterations. 22.5. If Tenant fails to install satisfactory odor control equipment within ten (10) business days after Landlord’s demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s reasonable determination, cause odors, fumes or exhaust. For example, if Landlord determines that Tenant’s production of a certain type of product causes odors, fumes or exhaust, and Tenant does not install satisfactory odor control equipment within ten (10) business days after Landlord’s request, then Landlord may require Tenant to stop producing such type of product in the Premises unless and until Tenant has installed odor control equipment satisfactory to Landlord. 23. Insurance; Waiver of Subrogation. 23.1. Landlord shall maintain insurance for the Building and the Project in amounts equal to full replacement cost (exclusive of the costs of excavation, foundations and footings, engineering costs or such other costs to the extent the same are not incurred in the event of a rebuild and without reference to depreciation taken by Landlord upon its books or tax returns), provided that such coverage shall not be less than the amount of such insurance Landlord’s Lender, if any, requires Landlord to maintain, providing protection against any peril generally included within the classification “Fire and Extended Coverage,” together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof, shall further insure, if Landlord deems it appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, rental loss during the period of repairs or rebuilding, Workers’ Compensation insurance and fidelity bonds for 41 employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord, without regard to whether or not such are made a part of or are affixed to the Building. 23.2. In addition, Landlord shall carry Commercial General Liability insurance with limits of not less than One Million Dollars ($1,000,000) per occurrence/general aggregate for bodily injury (including death), or property damage with respect to the Project. 23.3. Tenant shall, at its own cost and expense, procure and maintain during the Term the following insurance for the benefit of Tenant and Landlord (as their interests may appear) with insurers financially acceptable and lawfully authorized to do business in the state where the Premises are located: (a) Commercial General Liability insurance on a broad-based occurrence coverage form, with coverages including but not limited to bodily injury (including death), property damage (including loss of use resulting therefrom), premises/operations, personal & advertising injury, and contractual liability with limits of liability of not less than $2,000,000 for bodily injury and property damage per occurrence, $2,000,000 general aggregate, which limits may be met by use of excess and/or umbrella liability insurance provided that such coverage is at least as broad as the primary coverages required herein. (b) Commercial Automobile Liability insurance covering liability arising from the use or operation of any auto, including those owned, hired or otherwise operated or used by or on behalf of the Tenant. The coverage shall be on a broad-based occurrence form with combined single limits of not less than $1,000,000 per accident for bodily injury and property damage. (c) Commercial Property insurance covering property damage to the full replacement cost value and business interruption. Covered property shall include all tenant improvements in the Premises (to the extent not insured by Landlord pursuant to Section 23.1) and Tenant’s Property including personal property, furniture, fixtures, machinery, equipment, stock, inventory and improvements and betterments, which may be owned by Tenant or Landlord and required to be insured hereunder, or which may be leased, rented, borrowed or in the care custody or control of Tenant, or Tenant’s agents, employees or subcontractors. Such insurance, with respect only to all Tenant Improvements, Alterations or other work performed on the Premises by Tenant (collectively, “Tenant Work”), shall name Landlord and Landlord’s current and future mortgagees as loss payees as their interests may appear. Such insurance shall be written on an “all risk” of physical loss or damage basis including the perils of fire, extended coverage, electrical injury, mechanical breakdown, windstorm, vandalism, malicious mischief, sprinkler leakage, back-up of sewers or drains, flood, earthquake, terrorism and such other risks Landlord may from time to time designate, for the full replacement cost value of the covered items with an agreed amount endorsement with no co-insurance. Business interruption coverage shall have limits sufficient to cover Tenant’s lost profits and necessary continuing expenses, including rents due Landlord under the Lease. The minimum period of indemnity for business interruption coverage shall be twelve (12) months plus twelve (12) months’ extended period of indemnity. 42

(d) Workers’ Compensation insurance as is required by statute or law, or as may be available on a voluntary basis and Employers’ Liability insurance with limits of not less than the following: each accident, Five Hundred Thousand Dollars ($500,000); disease (each employee), Five Hundred Thousand Dollars ($500,000). (e) Medical malpractice insurance at limits of not less than $1,000,000 each claim during such periods, if any, that Tenant engages in the practice of medicine at the Premises. (f) Pollution Legal Liability insurance is required if Tenant stores, handles, generates or treats Hazardous Materials, as determined solely by Landlord, on or about the Premises. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage including physical injury to or destruction of tangible property including the resulting loss of use thereof, clean-up costs, and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such compensatory damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims- made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate and for a period of two (2) years thereafter. (g) During all construction by Tenant at the Premises, with respect to tenant improvements being constructed (including the Tenant Improvements and any Alterations), insurance required in Exhibit B-1 must be in place. 23.4. The insurance required of Tenant by this Article shall be with companies at all times having a current rating of not less than A- and financial category rating of at least Class VII in “A.M. Best’s Insurance Guide” current edition. Tenant shall obtain for Landlord from the insurance companies/broker or cause the insurance companies/broker to furnish certificates of insurance evidencing all coverages required herein to Landlord. Landlord reserves the right to require complete, certified copies of all required insurance policies including any endorsements. No such policy shall be cancelable or subject to reduction of coverage or other modification or cancellation except after twenty (20) days’ prior written notice to Landlord from Tenant or its insurers (except in the event of non-payment of premium, in which case ten (10) days’ written notice shall be given). Tenant may modify, reduce or change insurance companies/brokers without prior written notice to Landlord so long as such changes do not cause Tenant to have a lapse in coverage or fail to satisfy Tenant’s obligations under this Section 23. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s required policies shall contain severability of interests clauses stating that, except with respect to limits of insurance, coverage shall apply separately to each insured or additional insured. Tenant shall, at least five (5) days prior to the expiration of such 43 policies, furnish Landlord with renewal certificates of insurance or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure such insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent. Commercial General Liability, Commercial Automobile Liability, Umbrella Liability and Pollution Legal Liability insurance as required above shall name Landlord, BioMed Realty, L.P., and BRE Edison Parent L.P., and their respective officers, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant, Tenant’s use or occupancy of Premises, and ownership, maintenance or use of vehicles by or on behalf of Tenant. 23.5. In each instance where insurance is to name Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing such Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in the Building or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the real property upon which the Building is located if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner and (c) any management company retained by Landlord to manage the Project. 23.6. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment and leasehold improvements, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption. 23.7. Landlord, Tenant and each of their respective insurers hereby waive any and all rights of recovery or subrogation against one another or against the officers, employees, agents, general partners, members, subsidiaries and affiliates of the other (or against any Lenders of Landlord) as respects any loss, damage, claims, suits or demands, howsoever caused, that are covered, or should have been covered, by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder. If necessary, each party agrees to endorse the required insurance policies to permit waivers of subrogation as required hereunder and hold harmless and indemnify the other party for any loss or expense incurred as a result of a failure to obtain such waivers of subrogation from insurers. Such waivers shall continue so long as their respective insurers so permit. Any termination of such a waiver shall be by written notice to the other party, containing a description of the circumstances hereinafter set forth in this Section 23.7. Landlord and Tenant, upon obtaining the policies of insurance required or permitted under this Lease, shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then the party seeking such policy shall notify the other of such conditions, and the party so notified shall have ten (10) days thereafter to either (a) procure such insurance with companies reasonably satisfactory to the other party or (b) agree to pay such additional premium (in Tenant's case, in the proportion that the area of the Premises bears to the insured area). If the parties do not accomplish either (a) or (b), then this Section 23.7 shall have no effect during such 44

45 time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, then neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section 23.7, shall contravene Applicable Laws, then the liability of the party in question shall be deemed not released but shall be secondary to the other party's insurer. 23.8. Landlord may require insurance policy limits required under this Lease to be raised to conform with requirements of Landlord’s Lender or to bring coverage limits to levels then being required of new tenants within the Project. 23.9. Any costs incurred by Landlord pursuant to this Article shall constitute a portion of Operating Expenses to the extent that such costs may properly be included in Operating Expenses under Article 9. 23.10. this Lease. The provisions of this Article shall survive the expiration or earlier termination of 24. Damage or Destruction. 24.1. In the event of a partial destruction of (a) the Premises, (b) the Building, (c) the Common Area or (d) the Project ((a)-(d) collectively, the “Affected Areas”) by fire or other perils covered by extended coverage insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (w) the damage thereto is such that the Affected Areas may be repaired, reconstructed or restored within a period of six (6) months from the date of the happening of such casualty, (x) Landlord shall receive insurance proceeds from its insurer or Lender sufficient to cover the cost of such repairs, reconstruction and restoration (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense) (y) the repair, reconstruction or restoration of the Affected Areas is permitted by all applicable Loan Documents or otherwise consented to by any and all Lenders whose consent is required thereunder, and (z) such casualty was not intentionally caused by a Tenant Party, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Affected Areas and this Lease shall continue in full force and effect. 24.2. In the event of any damage to or destruction of the Building or the Project other than as described in Section 24.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect. If Landlord elects not to repair, reconstruct and restore the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction. In the event of any damage or destruction (regardless of whether such damage is governed by Section 24.1 or this Section), if (a) in Landlord's determination as set forth in the Damage Repair Estimate (as defined below), the Affected Areas cannot be repaired, reconstructed or restored within twelve (12) months after the date of the Damage Repair Estimate, (b) subject to Section 24.6, the Affected Areas are not actually repaired, reconstructed and restored by the later of (i) twelve (12) months after the date of the Damage Repair Estimate or (ii) ninety (90) days

46 after the date set forth in the Damage Repair Estimate for such repairs, reconstruction or restoration to be complete, or (c) the damage and destruction occurs within the last twelve (12) months of the then-current Term, then Tenant shall have the right to terminate this Lease, effective as of the date of such damage or destruction, by delivering to Landlord its written notice of termination (a "Termination Notice") (y) with respect to Subsections 24.2(a) and (c), no later than fifteen (15) days after Landlord delivers to Tenant Landlord's Damage Repair Estimate and (z) with respect to Subsection 24.2(b), no later than fifteen (15) days after the later of the dates set forth therein (as the same may be extended pursuant to Section 24.6) expires. 24.3. As soon as reasonably practicable, but in any event within sixty (60) days following the date of damage or destruction, Landlord shall notify Tenant of Landlord's good faith estimate of the period of time in which the repairs, reconstruction and restoration will be completed (the "Damage Repair Estimate"), which estimate shall be based upon the opinion of a contractor reasonably selected by Landlord and experienced in comparable repair, reconstruction and restoration of similar buildings. Additionally, Landlord shall give written notice to Tenant within ninety (90) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable. 24.4. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof. 24.5. In the event of repair, reconstruction and restoration as provided in this Article, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired commencing as of the date of damage and continuing during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space during the period of repair, reconstruction and restoration that, in Tenant’s sole opinion, is suitable for the temporary conduct of Tenant’s business; provided, however, that the amount of such abatement shall be reduced by the amount of Rent that is received by Tenant as part of the business interruption or loss of rental income with respect to the Premises from the proceeds of business interruption or loss of rental income insurance. 24.6. Notwithstanding anything to the contrary contained in this Article (a) Landlord shall not be required to repair, reconstruct or restore any damage or destruction to the extent that Landlord is prohibited from doing so by any applicable Loan Document or any Lender whose consent is required thereunder withholds its consent, and (b) should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises after the occurrence of such damage or destruction by Force Majeure or delays caused by a Lender or Tenant Party, then the time for Landlord to commence or complete repairs, reconstruction and restoration shall be extended on a day-for-day basis; provided, however, that, at Landlord’s election, if such delays total more than ninety (90) days in the aggregate, Landlord shall be relieved of its obligation to make such repairs, reconstruction and restoration.

47 24.7. If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repairs, reconstruction or restoration only with regard to (a) those portions of the Premises that were originally provided at Landlord’s expense and (b) the Common Area portion of the Affected Areas. The repairs, reconstruction or restoration of improvements not originally provided by Landlord or at Landlord’s expense shall be the obligation of Tenant. In the event Tenant has elected to upgrade certain improvements from the Building Standard, Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to upgrade such improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic repairs, reconstruction and restoration of the Premises, the Building and the Project. 24.8. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article occurs during the last twenty-four (24) months of the Term or any extension thereof, or to the extent that insurance proceeds are not available therefor; provided that in the event Tenant has an unexercised option to extend the Term of this Lease, Tenant may elect to exercise such option early, in which case the remaining Term will be calculated based on the Term as extended for purposes of this Section. 24.9. Landlord’s obligation, should it elect or be obligated to repair, reconstruct or restore, shall be limited to the Affected Areas, and shall be conditioned upon Landlord receiving any permits or authorizations required by Applicable Laws, and in such event Landlord will use commercially reasonable efforts to obtain such permits or authorizations. Tenant shall, at its expense, replace or fully repair all of Tenant’s personal property and any Alterations installed by Tenant existing at the time of such damage or destruction. If Affected Areas are to be repaired, reconstructed or restored in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease; provided Tenant is not then in Default under this Lease, and subject to the requirements of any Lender of Landlord. 24.10. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of California Civil Code Sections 1932(2) and 1933(4) (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction. 25. Eminent Domain. 25.1. In the event (a) the whole of all Affected Areas or (b) such part thereof as shall substantially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority, except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

48 25.2. In the event of a partial taking of (a) the Building or the Project or (b) drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease (except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof) as of such taking if such taking is, in Landlord’s sole opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space. 25.3. To the extent permitted under all applicable Loan Documents or otherwise consented to by any and all Lenders whose consent is required thereunder, Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant’s personal property that was installed at Tenant’s expense, (b) the costs of Tenant moving to a new location and (c) loss of Tenant’s goodwill. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord. 25.4. If, upon any taking of the nature described in this Article, this Lease continues in effect, then Landlord shall promptly proceed to restore the Affected Areas to substantially their same condition prior to such partial taking. To the extent such restoration is infeasible, as determined by Landlord in its sole and absolute discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant. Notwithstanding anything to the contrary contained in this Article, Landlord shall not be required to restore the Affected Areas to the extent that Landlord is prohibited from doing so by any applicable Loan Document or any Lender whose consent is required thereunder withholds its consent. 25.5. This Article sets forth the terms and conditions upon which this Lease may terminate in the event of any damage or destruction. Accordingly, the parties hereby waive the provisions of California Code of Civil Procedure Section 1265.130 (and any successor statutes) permitting the parties to terminate this Lease as a result of any damage or destruction. 26. Surrender. 26.1. At least fifteen (15) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party state-certified professional with appropriate expertise, which Exit Survey must be reasonably acceptable to Landlord. The Exit Survey shall comply with the American National Standards Institute’s Laboratory Decommissioning guidelines (ANSI/AIHA Z9.11-2008) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, at least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall (a) provide Landlord with (i) written evidence showing Tenant’s application for all appropriate governmental releases and written evidence showing Tenant has passed the required inspections necessary for such governmental releases in accordance with Applicable Laws, including laws

49 pertaining to the surrender of the Premises, if any, and (ii) in the event that Tenant used or stored radioactive materials in the Premises, all governmental releases required by Applicable Laws in connection with such use or storage (e.g., proof of radioactive materials license closure), (b) place Laboratory Equipment Decontamination Forms on all decommissioned equipment to assure safe occupancy by future users and (c) conduct a site inspection with Landlord. In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and comply with any recommendations set forth in the Exit Survey. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease. 26.2. No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord. 26.3. The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building, the Property or the Project, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases. 26.4. The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease. 27. Holding Over. 27.1. If, with Landlord’s prior written consent, Tenant holds possession of all or any part of the Premises after the Term, Tenant shall become a tenant from month to month after the expiration or earlier termination of the Term, and in such case Tenant shall continue to pay (a) Base Rent in accordance with Article 7, as adjusted in accordance with Article 8, and (b) any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in effect, including payments for Tenant’s Adjusted Share of Operating Expenses. Any such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein. 27.2. Notwithstanding the foregoing, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without Landlord’s prior written consent, (a) Tenant shall become a tenant at sufferance subject to the terms and conditions of this Lease, except that the monthly rent shall be equal to (i) one hundred twenty-five percent (125%) of the Rent in effect during the last thirty (30) days of the Term for the first three (3) months of such holdover, and (ii) one hundred fifty percent (150%) thereafter, and (b) Tenant shall be liable to Landlord for any and all damages suffered by Landlord as a result of such holdover, including any lost rent or consequential, special and indirect damages (in each case, regardless of whether such damages are foreseeable).

50 27.3. Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in an extension, renewal or reinstatement of this Lease. 27.4. The foregoing provisions of this Article are in addition to and do not affect Landlord’s right of reentry or any other rights of Landlord hereunder or as otherwise provided by Applicable Laws. 27.5. this Lease. The provisions of this Article shall survive the expiration or earlier termination of 28. Indemnification and Exculpation. 28.1. Except to the extent caused by Landlord’s negligence or willful misconduct, Tenant agrees to Indemnify the Landlord Indemnitees from and against any and all Claims of any kind or nature, real or alleged, arising from (a) injury to or death of any person or damage to any property occurring within or about the Premises, the Building, the Property or the Project, arising directly or indirectly out of (i) the presence at or use or occupancy of the Premises or Project by a Tenant Party, (ii) an act or omission on the part of any Tenant Party, (b) a breach or default by Tenant in the performance of any of its obligations hereunder (including any Claim asserted by any Lender against any Landlord Indemnitees under any Loan Document as a direct result of such breach or default by Tenant) or (c) injury to or death of persons or damage to or loss of any property, real or alleged, arising from the serving of alcoholic beverages at the Premises or Project, including liability under any dram shop law, host liquor law or similar Applicable Law. Tenant’s obligations under this Section shall not be affected, reduced or limited by any limitation on the amount or type of damages, compensation or benefits payable by or for Tenant under workers’ compensation acts, disability benefit acts, employee benefit acts or similar legislation. Subject to Sections 23.6, 23.7, 28.2 and 31.12 and any subrogation provisions contained in the Work Letter, Landlord agrees to Indemnify the Tenant Parties from and against any and all Claims arising from injury to or death of any person or damage to or loss of any physical property occurring within or about the Premises, the Building, the Property or the Project to the extent directly arising out of Landlord’s gross negligence or willful misconduct. Landlord’s and Tenant’s obligations under this Section shall survive the expiration or earlier termination of this Lease. 28.2. Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for and Tenant assumes all risk of (a) damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines, malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time, and (b) damage to personal property or scientific research, including loss of records kept by Tenant within the Premises (in each case, regardless of whether such damages are foreseeable). Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described in this Section. Notwithstanding anything in the foregoing or this Lease to the contrary, except (x) as otherwise provided herein (including Section 27.2) or (y) in the event of Tenant’s breach of Article 21 or Section 26.1, in no event shall Landlord or Tenant be liable to the other for any consequential, special or indirect damages arising out of this Lease, including lost profits (provided that this Subsection 28.2(z) shall not limit Tenant’s liability for Base Rent or Additional Rent pursuant to this Lease). 28.3. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project, or of any other third party. 28.4. Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts. Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage. Tenant’s security programs and equipment for the Premises shall be coordinated with Landlord and subject to Landlord’s reasonable approval. 28.5. this Lease. The provisions of this Article shall survive the expiration or earlier termination of 29. Assignment or Subletting. 29.1. Except as hereinafter expressly permitted, none of the following (each, a “Transfer”), either voluntarily or by operation of Applicable Laws, shall be directly or indirectly performed without Landlord’s prior written consent: (a) Tenant selling, hypothecating, assigning, pledging, encumbering or otherwise transferring this Lease or subletting the Premises or (b) a controlling interest in Tenant being sold, assigned or otherwise transferred (other than as a result of shares in Tenant being sold on a public stock exchange). For purposes of the preceding sentence, “control” means (a) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person or (b) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. Notwithstanding the foregoing, Tenant shall have the right to Transfer, without Landlord’s prior written consent, Tenant’s interest in this Lease or the Premises or any part thereof to any person or entity (i) that as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant, (ii) into which Tenant is merged or consolidated or (iii) that acquires all or substantially all of the assets, stock, or other equity interest of Tenant (collectively, a “Tenant’s Affiliate”); provided that Tenant shall notify Landlord in writing at least fifteen (15) business days prior to the effectiveness of such Transfer to Tenant’s Affiliate (an “Exempt Transfer”) and otherwise comply with the requirements of this Lease regarding such Transfer; and provided, further, that the person that will be the tenant under this Lease after the Exempt Transfer has a net worth (as of both the day immediately prior to and the day immediately after the Exempt Transfer) that is equal to or greater than the net worth (as of both the Execution Date and the date of the Exempt Transfer) of the transferring Tenant. For purposes of the immediately preceding sentence, “control” requires both (a) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person and (b) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. In no event shall Tenant perform a Transfer to or with an entity that is a tenant at the Project or that is in discussions or negotiations with Landlord to 51 lease premises at the Project. Notwithstanding anything in this Lease to the contrary, if (a) Tenant or any proposed transferee, assignee or sublessee of Tenant has been required by any prior landlord, Lender or Governmental Authority to take material remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party’s action or omission or use of the property in question or (b) Tenant or any proposed transferee, assignee or sublessee is subject to a material enforcement order issued by any Governmental Authority in connection with the use, disposal or storage of Hazardous Materials, then Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion (with respect to any such matter involving Tenant), and it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting (with respect to any such matter involving a proposed transferee, assignee or sublessee). 29.2. In the event Tenant desires to effect a Transfer, then, at least thirty (30) but not more than one hundred eighty (180) days prior to the date when Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the character of the proposed transferee, assignee or sublessee; the anticipated Transfer Date; the most recent unconsolidated financial statements of Tenant and of the proposed transferee, assignee or sublessee satisfying the requirements of Section 40.2 (“Required Financials”); any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; copies of Hazardous Materials Documents for the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require. 29.3. Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to (a) the financial strength of Tenant and of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 29.7 to cancel this Lease. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer if any applicable Loan Document prohibits such assignment or any Lender whose consent is required thereunder withholds its consent, or if the Transfer is to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any 52 manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code. 29.4. The following are conditions precedent to a Transfer or to Landlord considering a request by Tenant to a Transfer: (a) Tenant shall remain fully liable under this Lease. Tenant agrees that it shall not be (and shall not be deemed to be) a guarantor or surety of this Lease, however, and waives its right to claim that is it is a guarantor or surety or to raise in any legal proceeding any guarantor or surety defenses permitted by this Lease or by Applicable Laws; (b) If Tenant or the proposed transferee, assignee or sublessee does not or cannot deliver the Required Financials, then Landlord may elect to have either Tenant’s ultimate parent company or the proposed transferee’s, assignee’s or sublessee’s ultimate parent company provide a guaranty of the applicable entity’s obligations under this Lease, in a form acceptable to Landlord, which guaranty shall be executed and delivered to Landlord by the applicable guarantor prior to the Transfer Date; (c) In the case of an Exempt Transfer, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the Transfer qualifies as an Exempt Transfer; (d) Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the value of Landlord’s interest under this Lease shall not be diminished or reduced by the proposed Transfer. Such evidence shall include evidence respecting the relevant business experience and financial responsibility and status of the proposed transferee, assignee or sublessee; (e) Tenant shall reimburse Landlord for Landlord’s actual costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request (collectively, “Transfer Fees”); provided, however, that Tenant shall not be obligated to reimburse Landlord for any Transfer Fees in excess of $2,500.00; (f) Except with respect to an Exempt Transfer, if Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including a premium rental for a sublease or lump sum payment for an assignment, after deducting Tenant’s reasonable costs in marketing and subleasing the Premises) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall pay fifty percent (50%) of all of such excess to Landlord, after making deductions for any reasonable marketing expenses, tenant improvement funds expended by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees and free rent actually paid by Tenant. If such consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment; 53

(g) The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in Default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment; forms; (h) Landlord’s consent to any such Transfer shall be effected on Landlord’s (i) Tenant shall not then be in Default hereunder; (j) Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use; (k) Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same; (l) Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer; (m) Landlord’s consent (or waiver of its rights) for any Transfer, if applicable, shall not waive Landlord’s right to consent or refuse consent to any later Transfer; (n) Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and (o) Tenant shall deliver to Landlord a list of Hazardous Materials (as defined below), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 21.2. 29.5. Any Transfer that is not in compliance with the provisions of this Article or with respect to which Tenant does not fulfill its obligations pursuant to this Article shall be void and shall, at the option of Landlord, terminate this Lease. 29.6. Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer. 54

29.7. If Tenant delivers to Landlord a Transfer Notice indicating a desire to (i) assign this Lease (other than pursuant to an Exempt Transfer) or (ii) enter into a sublease which results in more than fifty percent (50%) of the Premises being subject to a sublease for ninety-five percent (95%) or more of the remaining Term (other than pursuant to an Exempt Transfer), then Landlord shall have the option, exercisable by giving notice to Tenant at any time within thirty (30) days after Landlord’s receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof. If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer. 29.8. If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and appoints Landlord as assignee and attorney-in-fact for Tenant, and Landlord (or a receiver for Tenant appointed on Landlord’s application) may collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent. 29.9. In the event that Tenant enters into a sublease for the entire Premises in accordance with this Article that expires within two (2) days of the Term Expiration Date, the term expiration date of such sublease shall, notwithstanding anything in this Lease, the sublease or any consent to the sublease to the contrary, be deemed to be the date that is two (2) days prior to the Term Expiration Date. 30. Subordination and Attornment. 30.1. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination; provided, however, that a condition to such subordination will be Tenant’s receipt of a Subordination, Non-Disturbance and Attornment Agreement in the form attached hereto as Exhibit M or on another commercially reasonable form acceptable to Landlord’s lender or lien holder. 30.2. Notwithstanding the foregoing, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord. If any Lender so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) business 55

56 days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable. For the avoidance of doubt, “Lender” shall also include historic tax credit investors and new market tax credit investors. 30.3. Upon written request of Landlord and opportunity for Tenant to review, Tenant agrees to execute any Lease amendments not materially altering the terms of this Lease, if required by a Lender incident to the financing of the real property of which the Premises constitute a part. 30.4. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease. 31. Defaults and Remedies. 31.1. Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five (5) business days after the date such payment is due, Tenant shall pay to Landlord (a) an additional sum of four percent (4%) of the overdue Rent as a late charge plus (b) interest at an annual rate (the “Default Rate”) equal to the lesser of (a) twelve percent (12%) and (b) the highest rate permitted by Applicable Laws. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant and shall be payable as Additional Rent to Landlord due with the next installment of Rent or within five (5) business days after Landlord’s demand, whichever is earlier. Landlord’s acceptance of any Additional Rent (including a late charge or any other amount hereunder) shall not be deemed an extension of the date that Rent is due or prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity. 31.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord hereunder, Tenant shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest. 31.3. If Tenant fails to pay any sum of money required to be paid by it hereunder or perform any other act on its part to be performed hereunder, in each case within the applicable

57 cure period (if any) described in Section 31.4, then Landlord may (but shall not be obligated to), without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such act; provided that such failure by Tenant unreasonably interfered with the use of the Building or the Project by any other tenant or with the efficient operation of the Building or the Project, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 31.1, Tenant shall pay to Landlord as Additional Rent all sums so paid or incurred by Landlord, together with interest at the Default Rate, computed from the date such sums were paid or incurred. 31.4. The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant: (a) Tenant abandons the Premises or vacates without providing a commercially reasonable level of security; (b) Tenant fails to make any payment of Rent, as and when due, or to satisfy its obligations under Article 19, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant; (c) Tenant fails to observe or perform any obligation or covenant contained herein (other than described in Sections 31.4(a) and 31.4(b)) to be performed by Tenant, where such failure continues for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than thirty (30) days to cure, Tenant shall not be deemed to be in Default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes the same to completion; and provided, further, that such cure is completed no later than ninety (90) days after Tenant’s receipt of written notice from Landlord (unless Tenant’s ability to cure is outside of Tenant’s control (provided that financial inability shall not be considered outside of Tenant’s control), in which case the foregoing ninety (90) day period will not apply so long as Tenant diligently pursues such cure as soon as it is able); (d) Tenant makes an assignment for the benefit of creditors; (e) A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets; (f) Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code; (g) Any involuntary petition is filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days;

58 (h) Tenant fails to deliver an estoppel certificate in accordance with Article 20 after the additional notice and cure period provided in Article 20; or (i) Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action. Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice. 31.5. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord has the right to do any or all of the following: (a) Halt any Tenant Improvements and Alterations and order Tenant’s contractors, subcontractors, consultants, designers and material suppliers to stop work; (b) Terminate Tenant’s right to possession of the Premises by written notice to Tenant or by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby; and (c) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including: (i) The sum of: A. The worth at the time of award of any unpaid Rent that had accrued at the time of such termination; plus B. The worth at the time of award of the amount by which the unpaid Rent that would have accrued during the period commencing with termination of the Lease and ending at the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves could have been reasonably avoided; plus

59 C. The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves could have been reasonably avoided; plus D. Any other amount necessary to compensate Landlord for all the detriment caused by Tenant’s failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, including the cost of restoring the Premises to the condition required under the terms of this Lease, including any rent payments not otherwise chargeable to Tenant (e.g., during any “free” rent period or rent holiday); plus E. At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Laws. As used in Sections 31.5(c)(i)(A) and (B), “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 31.5(c)(i)(C), the “worth at the time of the award” shall be computed by taking the present value of such amount, using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one percent (1%). 31.6. In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord shall have the remedy described in California Civil Code Section and may continue this Lease in effect after Tenant’s Default or abandonment and recover Rent as it becomes due, provided Tenant has the right to sublet or assign, subject only to reasonable limitations. In addition, subject to California Civil Code Section 1951.4, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises: (a) Acts of maintenance or preservation or efforts to relet the Premises, including alterations, remodeling, redecorating, repairs, replacements or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or (b) The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises. Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled. 31.7. If Landlord does not elect to terminate this Lease as provided in Section 31.5, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled. 31.8. In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

60 (a) First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting; (b) Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting; hereunder; and (c) Third, to the payment of Rent and other charges due and unpaid (d) Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease. 31.9. All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in such waiver. Landlord shall be required to mitigate its damages with respect to any default by Tenant to the extent required by Applicable Laws. Any such obligation imposed by Applicable Laws upon Landlord to relet the Premises after any termination of this Lease shall be subject to the reasonable requirements of Landlord to (a) lease to high quality tenants on such terms as Landlord may from time to time deem appropriate in its discretion and (b) develop the Project in a harmonious manner with a mix of uses, tenants, floor areas, terms of tenancies, etc., as determined by Landlord. Landlord shall not be obligated to relet the Premises to (y) any Tenant’s Affiliate or (z) any party (i) unacceptable to a Lender, (ii) that requires Landlord to make improvements to or re-demise the Premises, (iii) that desires to change the Permitted Use, (iv) that desires to lease the Premises for more or less than the remaining Term or (v) to whom Landlord or an affiliate of Landlord may desire to lease other available space in the Project or at another property owned by Landlord or an affiliate of Landlord. 31.10. Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (y) the date of Lease termination and (z) the date Tenant surrenders possession of the Premises. 31.11. To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise. 31.12. Landlord shall not be in default or liable for damages under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no

61 event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set off any Claims against Rent as a result of any default or breach by Landlord of any of its covenants, obligations, representations, warranties or promises hereunder, except as may otherwise be expressly set forth in this Lease. 31.13. In the event of any default by Landlord, Tenant shall give notice by registered or certified mail or by nationally recognized overnight courier (such as FedEx or UPS) to any (a) beneficiary of a deed of trust or (b) mortgagee under a mortgage covering the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located, and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided that Landlord shall furnish to Tenant in writing, upon written request by Tenant, the names and addresses of all such persons who are to receive such notices. 32. Bankruptcy . In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion: 32.1. Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws; 32.2. A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease; 32.3. A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or 32.4. this Lease. The assumption or assignment of all of Tenant’s interest and obligations under 33. Brokers. 33.1. Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than Hughes Marino (“Broker”), and that it knows of no other real estate broker or agent that is or might be entitled to

62 a commission in connection with this Lease. Landlord shall compensate Broker in relation to this Lease pursuant to a separate agreement between Landlord and Broker. 33.2. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease, other than as contained in this Lease. 33.3. Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord is executing this Lease in reliance upon Tenant’s representations, warranties and agreements contained within Sections 33.1 and 33.2. 33.4. Tenant agrees to Indemnify the Landlord Indemnitees from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant. Landlord agrees to indemnify Tenant from any and all cost or liability for compensation claimed by any broker or agent, other than Broker or Jones Lang LaSalle (who represents Landlord in connection with this Lease), employed or engaged by Landlord or claiming to have been employed or engaged by Landlord. 34. Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent. 35. Limitation of Landlord’s Liability. 35.1. If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project, (b) rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project.

63 35.2. Neither Landlord nor any of its affiliates, nor any of their respective partners, shareholders, directors, officers, employees, members or agents shall be personally liable for Landlord’s obligations or any deficiency under this Lease, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord or any of Landlord’s affiliates. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner or member of Landlord except as may be necessary to secure jurisdiction of the partnership, joint venture or limited liability company, as applicable. No partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, officer, employee, member or agent of Landlord or any of its affiliates. 35.3. Each of the covenants and agreements of this Article shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease. 36. Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then: 36.1. Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and such terms, covenants, conditions, provisions and agreements shall be binding with the same force and effect upon each and all of the persons executing this Agreement as Tenant; and 36.2. The term “Tenant,” as used in this Lease, shall mean and include each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed. 37. Representations. Tenant represents and warrants that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant has the legal capacity and is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which Tenant is constituted or to which Tenant is a party. In addition, Tenant represents and warrants that none of (x) it, (y) its affiliates or partners nor (z) to the best of its knowledge, its members, shareholders or other equity owners or any of their respective employees, officers, directors, representatives or agents is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign

64 Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action. 38. Confidentiality. Tenant shall keep the terms and conditions of this Lease and any information provided to Tenant or its employees, agents or contractors pursuant to Article 9 confidential and shall not (a) disclose to any third party any terms or conditions of this Lease or any other Lease-related document (including subleases, assignments, work letters, construction contracts, letters of credit, subordination agreements, non-disturbance agreements, brokerage agreements or estoppels) or (b) provide to any third party an original or copy of this Lease (or any Lease-related document). Landlord shall not release to any third party any non-public financial information or non-public information about Tenant’s ownership structure that Tenant gives Landlord or any non-public information regarding the Clinical Trial provided to Landlord in connection with Section 3.1. Notwithstanding the foregoing, confidential information under this Section may be released by Landlord or Tenant under the following circumstances: (x) if required by Applicable Laws (including, without limitation, as required in order to comply with public filing requirements of the Securities and Exchange Commission) or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (y) to a party’s attorneys, accountants, brokers, lenders, potential lenders, investors, potential investors and other bona fide consultants or advisers (with respect to this Lease only); provided such third parties agree to be bound by this Section or (z) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this Section. 39. Notices. Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by (a) personal delivery, (b) overnight delivery with a reputable international overnight delivery service, such as FedEx, or (c) facsimile or email transmission, so long as such transmission is followed within one (1) business day by delivery utilizing one of the methods described in Subsection 39(a) or (b). Any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered (x) upon receipt, if given in accordance with Subsection 39(a); (y) one (1) business day after deposit with a reputable international overnight delivery service, if given if given in accordance with Subsection 39(b); or (z) upon transmission, if given in accordance with Subsection 39(c). Except as otherwise stated in this Lease, any notice, consent, demand, invoice, statement or other communication required or permitted to be given pursuant to this Lease shall be addressed to Tenant at the Premises, or to Landlord or Tenant at the addresses shown in Sections 2.9 and 2.10 or 2.11, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes. 40. Miscellaneous. 40.1. Landlord reserves the right to change the name of the Building or the Project in its sole discretion.

65 40.2. To induce Landlord to enter into this Lease, Tenant agrees that it shall furnish to Landlord, from time to time, within ten (10) business days after receipt of Landlord’s written request, the most recent year-end unconsolidated financial statements reflecting Tenant’s current financial condition audited by a nationally recognized accounting firm. Tenant shall, within one hundred twenty (120) days after the end of Tenant’s financial year, furnish Landlord with a certified copy of Tenant’s year-end unconsolidated financial statements for the previous year audited by an accounting firm of similar size and reputation to the firm currently used by Tenant (i.e., Squar Milner). Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects. If audited financials are not otherwise prepared, unaudited financials complying with generally accepted accounting principles and certified by the chief financial officer of Tenant as true, correct and complete in all respects shall suffice for purposes of this Section. This Section shall not apply so long as Tenant is a publicly traded company and its financial statements are readily available by public means, e.g., the internet. 40.3. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant. 40.4. The terms of this Lease are intended by the parties as a final, complete and exclusive expression of their agreement with respect to the terms that are included herein, and may not be contradicted or supplemented by evidence of any other prior or contemporaneous agreement (except by any written agreement executed and delivered by Landlord and Tenant concurrently with the execution and delivery of this Lease). 40.5. Landlord may, but shall not be obligated to, record a short form or memorandum hereof without Tenant’s consent. Tenant will not record a short form or memorandum hereof. Within ten (10) business days after receipt of written request from Landlord, Tenant shall execute a termination of any short form or memorandum of lease recorded with respect hereto. If Landlord elects to record a short form or memorandum of this Lease, Landlord shall be responsible for the cost of recording such short form or memorandum of this Lease, including any transfer or other taxes incurred in connection with such recordation. Neither party shall record this Lease. 40.6. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The words “include,” “includes,” “included” and “including” mean “‘include,’ etc., without limitation.” The word “shall” is mandatory and the word “may” is permissive. The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part of this Lease. Landlord and Tenant have each participated in the drafting and negotiation of this Lease, and the language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant. 40.7. Except as otherwise expressly set forth in this Lease, each party shall pay its own costs and expenses incurred in connection with this Lease and such party’s performance under this Lease; provided that, if either party commences an action, proceeding, demand, claim, action, cause of action or suit against the other party arising out of or in connection with this

66 Lease, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action, proceeding, demand, claim, action, cause of action or suit, and in any appeal in connection therewith (regardless of whether the applicable action, proceeding, demand, claim, action, cause of action, suit or appeal is voluntarily withdrawn or dismissed). In addition, Landlord shall, upon demand, be entitled to all reasonable attorneys’ fees and all other reasonable costs incurred in the preparation and service of any notice of Default hereunder, regardless of whether a legal action is subsequently commenced, or incurred in connection with any contested matter or other proceeding in bankruptcy court concerning this Lease. Lease. 40.8. Time is of the essence with respect to the performance of every provision of this 40.9. Each provision of this Lease performable by Tenant shall be deemed both a covenant and a condition. 40.10. Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Lease are independent and shall not be conditioned upon performance by Landlord. 40.11. Whenever consent or approval of either party is required, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth to the contrary. 40.12. Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist. 40.13. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors and assigns. This Lease is for the sole benefit of the parties and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns, and nothing in this Lease shall give or be construed to give any other person or entity any legal or equitable rights. Nothing in this Section shall in any way alter the provisions of this Lease restricting assignment or subletting. 40.14. This Lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles. 40.15. [Intentionally omitted] 40.16. This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

67 40.17. No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. 40.18. No waiver of any term, covenant or condition of this Lease shall be binding upon Landlord unless executed in writing by Landlord. The waiver by Landlord of any breach or default of any term, covenant or condition contained in this Lease shall not be deemed to be a waiver of any preceding or subsequent breach or default of such term, covenant or condition or any other term, covenant or condition of this Lease. 40.19. To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises. 40.20. Subject to compliance with Applicable Laws and Landlord’s prior approval (which approval shall not be unreasonably withheld) of all plans and specifications for such items (which shall be installed either as an Alteration or as part of the initial Tenant Improvements), Landlord will permit Tenant to install and operate (a) a kitchen within the Premises containing a stove, oven, sink and any other reasonably related fixtures and appliances, and (b) a barbecue grill at a location reasonably approved by Landlord, in each case for use by Tenant’s employees and occasional use for company functions of Tenant at the Premises. Tenant will be responsible for performing commercially reasonable repair and maintenance with respect to the items listed in Subsections (a) and (b) above and will otherwise comply with any reasonable requirements of Landlord with respect to the maintenance of such items. 41. [Intentionally omitted] 42. Option to Extend Term. Tenant shall have one (1) option (”Option”) to extend the Term by five (5) years as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Term pursuant to the Option shall be on all the same terms and conditions as this Lease, except as follows: 42.1. Base Rent at the commencement of the Option term shall equal the then-current fair market value for comparable office and laboratory space in the UTC submarket of comparable age, quality, level of finish and proximity to amenities and public transit, and containing the systems and improvements present in the Premises as of the date that Tenant gives Landlord written notice of Tenant’s election to exercise the Option (“FMV”), and shall be further increased on each annual anniversary of the Option term commencement date by three percent (3%). Tenant may, no more than fifteen (15) months prior to the date the Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (a) the size of the Premises, (b) the length of the Option term, (c) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants,

68 such as free rent, tenant improvement allowances and moving allowances, (d) Tenant’s creditworthiness and (e) the quality and location of the Building and the Project. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord that Tenant is exercising the Option, then either party may request that the same be determined as follows: a senior officer of a nationally recognized leasing brokerage firm with local knowledge of the UTC laboratory/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the Judicial Arbitration and Mediation Services or any successor organization thereto (the “JAMS”). The Baseball Arbitrator selected by the parties or designated by JAMS shall (y) have at least ten (10) years’ experience in the leasing of laboratory/research and development space in the UTC submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. The Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence. The Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the actual FMV. The arbitrator may not select any other FMV for the Premises other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Base Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Base Rent payable during the Option term shall not have been determined, then, pending such determination, Tenant shall pay Base Rent equal to the Base Rent payable with respect to the last year of the then-current Term. After the final determination of Base Rent payable for the Option term, the parties shall promptly execute a written amendment to this Lease specifying the amount of Base Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section. 42.2. The Option is not assignable separate and apart from this Lease. 42.3. The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option not more than fifteen (15) months and not less than twelve (12) months prior to the end of the expiration of the then-current Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section. 42.4. Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option: (a) During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of this Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or (b) At any time after any Default as described in Article 31 of the Lease and continuing until Tenant cures any such Default, if such Default is susceptible to being cured; or

69 (c) In the event that Landlord has delivered to Tenant notice two (2) or more times during the twelve (12)-month period immediately prior to the date that Tenant intends to exercise the Option, that Tenant is in monetary or material non-monetary default in the performance of its obligations hereunder, whether or not Tenant has cured such defaults. 42.5. The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 42.4. 42.6. All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under this Lease three (3) or more times and a service or late charge under Section 31.1 has become payable for any such default, whether or not Tenant has cured such defaults. 43. Rooftop Access. Landlord hereby grants to Tenant the Rooftop License (as defined in Exhibit K) subject to the terms and conditions set forth in Exhibit K attached hereto. Tenant acknowledges that the rooftop of the Building is currently subject to a lease (the “Rooftop Lease”) with Global Tower, LLC (together with its successors, assigns, subtenants and licensees, “Global”). Notwithstanding anything to the contrary in this Lease, Tenant acknowledges and agrees that Tenant shall, upon prior notice, provide Global with access to the Building (including, without limitation, the Building rooftop) at all times to exercise Global’s rights under the Rooftop Lease, including installation of any equipment permitted to be installed pursuant to the Rooftop Lease (provided, however, that Tenant shall be permitted to require that a representative of Tenant accompany Global during any such access). [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Lease as of the date first above written. LANDLORD: BMR-AXIOM LP, a Delaware limited partnership By: Name: Title: TENANT: LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title:

A-1-1 EXHIBIT A PREMISES

MCFARLANE ARCHITECTS SCALE: 1" = 20'-0" X:\MA_Projects\16-184-01_LJPC\CAD\10_Archive\00_MA Clean Backgrounds\4550_1st floor.dwg 1272016 4550 TOWNE CENTRE COURT - FIRST FLOOR PLAN N ELEV. MACHINE 107.2 ELEV FI RE RM. LAB UTILITY 107.1 COMMON SHIPPING RECEIVING 107 SDG&E 109 FUTURE COMMON SPACE 130 FUTURE TENANT SPACE 140 STAIRS S103 ELECT. 108 UP MEN 102 JAN. 103 ELEV MACHINE ROOM 103.1 STORAGE 104 MPOE 105 ELEV WOMEN 101 STAIRS S102 ELEV 1 FUTURE TENANT SPACE 120 STAIRS S101 RI SE R U P U P

MCFARLANE ARCHITECTS SCALE: 1" = 20'-0" X:\MA_Projects\16-184-01_LJPC\CAD\10_Archive\00_MA Clean Backgrounds\4550_2nd floor.dwg 1272016 ELEV 3 FUTURE TENANT SPACE 230 ELECTRICAL 206 IT 207 FUTURE TENANT SPACE 240 STAIRS S203 UP MEN 202 JANITOR 203 STORAGE 205 STORAGE 204 ELEV. LOBBY 200 ELEV 2 STAIRS S202 ELEV WOMEN 201 FS FUTURE TENANT SPACE 220 STAIRS S201 FI R E RI SE R U P U P

MCFARLANE ARCHITECTS SCALE: 1" = 20'-0" X:\MA_Projects\16-184-01_LJPC\CAD\10_Archive\00_MA Clean Backgrounds\4550_2nd floor.dwg 1272016 4550 TOWNE CENTRE COURT - SECOND FLOOR PLAN N

MCFARLANE ARCHITECTS SCALE: 1" = 20'-0" X:\MA_Projects\16-184-01_LJPC\CAD\10_Archive\00_MA Clean Backgrounds\4550_3rd floor.dwg 1272016 4550 TOWNE CENTRE COURT - THIRD FLOOR PLAN N 330 340 ELEV 3 S303 FUTURE TENANT SPACE ELECTRICAL 306 IT 307 FUTURE TENANT SPACE STAIRS DN MEN 302 JAN. 303 STORAGE 305 STORAGE 304 LOBBY 300 ELEV STAIRS S302 ELEV 1 WOMEN 301 FUTURE TENANT SPACE 320 STAIRS S301 FI R E RI SE R D N D N

B-1 EXHIBIT B WORK LETTER This Work Letter (this “Work Letter”) is made and entered into as of the day of December, 2016, by and between BMR-AXIOM LP, a Delaware limited partnership (“Landlord”), and LA JOLLA PHARMACEUTICAL COMPANY, a California corporation (“Tenant”), and is attached to and made a part of that certain Lease dated as of December , 2016 (as the same may be amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for the Premises located at 4550 Towne Centre Court, San Diego, California. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease. 1. General Requirements. 1.1. Authorized Representatives. (a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Federico Mina as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Lease. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant. Landlord’s Authorized Representative and a representative of Landlord’s lender will have access to the Premises at all times during the construction of the Tenant Improvements, and if requested by Landlord, Tenant’s Authorized Representative will be present during any site visit at a mutually agreed time. (b) Tenant designates Niklas Bandak (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord. 1.2. Schedule. The schedule for design and development of the Tenant Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Tenant (the “Schedule”). Tenant shall prepare the Schedule so that it is a reasonable schedule for the completion of the Tenant Improvements. The Schedule shall clearly identify all activities requiring Landlord participation, including specific dates and time periods when Tenant’s contractor will require access to areas of the Project outside of the Premises. As soon as the Schedule is completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Schedule shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If

B-2 Landlord disapproves the Schedule, then Landlord shall notify Tenant in writing of its objections to such Schedule, and the parties shall confer and negotiate in good faith to reach agreement on the Schedule. The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as provided in this Work Letter. 1.3. Tenant’s Architects, Contractors and Consultants. The architect, engineering consultants, design team, general contractor and subcontractors responsible for the construction of the Tenant Improvements shall be selected by Tenant and approved by Landlord in accordance with Section 4.7 of the Lease. Landlord may refuse to use any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony or may not have sufficient experience, in Landlord’s reasonable opinion, to perform work in an occupied Class “A” laboratory research building and in lab areas. All Tenant contracts related to the Tenant Improvements shall provide that Tenant may assign such contracts and any warranties with respect to the Tenant Improvements to Landlord at any time and a copy of all such contracts will be provided to Landlord (including any contracts between the general contractor and any subcontractors performing work in excess of $100,000). 2. Tenant Improvements. All Tenant Improvements shall be performed by Tenant’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to payment of the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance) and in accordance with the Approved Plans (as defined below), the Lease and this Work Letter. To the extent that the total projected cost of the Tenant Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall pay the costs of the Tenant Improvements on a pari passu basis with Landlord as such costs become due, in the proportion of Excess TI Costs payable by Tenant to the Base TI Allowance (and, if properly requested by Tenant pursuant to the Lease, the Additional TI Allowance). If the cost of the Tenant Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord may notify Tenant and Tenant shall pay any additional Excess TI Costs in the same way that Tenant paid the initial Excess TI Costs. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then after notice and the expiration of a ten (10) business day cure period, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered Rent. All material and equipment furnished by Tenant or its contractors as the Tenant Improvements shall be new or “like new;” the Tenant Improvements shall be performed in a first-class, workmanlike manner; and the quality of the Tenant Improvements shall be of a nature and character not less than the Building Standard. Tenant shall take, and shall require its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Tenant Improvements, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage. All Tenant Improvements shall be performed in accordance with Article 17 of the Lease; provided that, notwithstanding anything in the Lease or this Work Letter to the contrary, in the event of a conflict between this Work Letter and Article 17 of the Lease, the terms of this Work Letter shall govern.

B-3 2.1. Work Plans. Tenant shall prepare and submit to Landlord for approval schematics covering the Tenant Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Draft Schematic Plans”). The Draft Schematic Plans shall contain sufficient information and detail to accurately describe the proposed design to Landlord and such other information as Landlord may reasonably request. Landlord shall notify Tenant in writing within five (5) business days after receipt of the Draft Schematic Plans whether Landlord approves or objects to the Draft Schematic Plans and of the manner, if any, in which the Draft Schematic Plans are unacceptable. Landlord’s failure to respond within such five (5) business day period shall be deemed approval by Landlord. If Landlord reasonably objects to the Draft Schematic Plans, then Tenant shall revise the Draft Schematic Plans and cause Landlord’s objections to be remedied in the revised Draft Schematic Plans. Tenant shall then resubmit the revised Draft Schematic Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Draft Schematic Plans and Tenant’s correction of the same shall be in accordance with this Section until Landlord has approved the Draft Schematic Plans in writing or been deemed to have approved them. The iteration of the Draft Schematic Plans that is approved or deemed approved by Landlord without objection shall be referred to herein as the “Approved Schematic Plans.” 2.2. Construction Plans. Tenant shall prepare final plans and specifications for the Tenant Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. All such Construction Plans shall be submitted by Tenant to Landlord in electronic .pdf, CADD and full-size hard copy formats, and shall be approved or disapproved by Landlord within ten (10) business days after delivery to Landlord. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If the Construction Plans are disapproved by Landlord (which disapproval shall be limited to items which are different from, or which are not logical evolutions of the Approved Schematic Plans), then Landlord shall notify Tenant in writing of its objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. At the same time as Tenant’s architect submits the Construction Plans to the City for approval, Tenant will submit two (2) copies of such Construction Plans to Landlord. In the event Landlord has any changes to the Construction Plans (as permitted under this Section), Tenant will cause the Construction Plans submitted to the City to be revised and resubmitted as required to incorporate such changes into the final Construction Plans. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.” 2.3. Changes to the Tenant Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter. (a) Change Request. Either Landlord or Tenant may request Changes after Landlord approves the Approved Plans by notifying the other party thereof in writing in

B-4 substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (a) the Change, (b) the party required to perform the Change and (c) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Tenant Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative. (b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party. 2.4. Preparation of Estimates. Tenant shall, before proceeding with any Change, using its best efforts, prepare as soon as is reasonably practicable (but in no event more than five (5) business days after delivering a Change Request to Landlord or receipt of a Change Request) an estimate of the increased costs or savings that would result from such Change, as well as an estimate of such Change’s effects on the Schedule. Landlord shall have five (5) business days after receipt of such information from Tenant to (a) in the case of a Tenant-initiated Change Request, approve or reject such Change Request in writing, or (b) in the case of a Landlord- initiated Change Request, notify Tenant in writing of Landlord’s decision either to proceed with or abandon the Landlord-initiated Change Request. 2.5. Quality Control Program; Coordination. Tenant shall provide Landlord with information regarding the following (together, the “QCP”): (a) Tenant’s general contractor’s quality control program and (b) evidence of subsequent monitoring and action plans. The QCP shall be subject to Landlord’s reasonable review and approval and shall specifically address the Tenant Improvements. Tenant shall ensure that the QCP is regularly implemented on a scheduled basis and shall provide Landlord with reasonable prior notice and access to attend all inspections and meetings between Tenant and its general contractor. At the conclusion of the Tenant Improvements, Tenant shall deliver the quality control log to Landlord, which shall include all records of quality control meetings and testing and of inspections held in the field, including inspections relating to concrete, steel roofing, piping pressure testing and system commissioning. 3. Completion of Tenant Improvements. Tenant, at its sole cost and expense (except for the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance), shall perform and complete the Tenant Improvements in all respects (a) in substantial conformance with the Approved Plans, (b) otherwise in compliance with provisions of the Lease and this Work Letter and (c) in accordance with Applicable Laws, the requirements of Tenant’s insurance carriers, the requirements of Landlord’s insurance carriers (to the extent Landlord provides its insurance carriers’ requirements to Tenant) and the board of fire underwriters having jurisdiction over the Premises. The Tenant Improvements shall be

B-5 deemed completed at such time as Tenant shall furnish to Landlord (t) evidence satisfactory to Landlord that (i) all Tenant Improvements have been completed and paid for in full (which shall be evidenced by the architect’s certificate of completion and the general contractor’s and each subcontractor’s and material supplier’s final unconditional waivers and releases of liens, each in a form acceptable to Landlord and complying with Applicable Laws, and a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor, together with a statutory notice of substantial completion from the general contractor), (ii) all Tenant Improvements have been accepted by Landlord, (iii) any and all liens related to the Tenant Improvements have either been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived by the party filing such lien and (iv) no security interests relating to the Tenant Improvements are outstanding, (u) all certifications and approvals with respect to the Tenant Improvements that may be required from any Governmental Authority and any board of fire underwriters or similar body for the use and occupancy of the Premises (including a certificate of occupancy (or its substantial equivalent) for the Premises for the Permitted Use), (v) certificates of insurance required by the Lease to be purchased and maintained by Tenant, (w) an affidavit from Tenant’s architect certifying that all work performed in, on or about the Premises is in accordance with the Approved Plans, (x) complete “as built” drawing print sets, project specifications and shop drawings and electronic CADD files on disc (showing the Tenant Improvements as an overlay on the Building “as built” plans (provided that Landlord provides the Building “as-built” plans provided to Tenant) of all contract documents for work performed by their architect and engineers in relation to the Tenant Improvements, (y) a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and approved by Landlord for all new or affected mechanical, electrical and plumbing systems (which report Landlord may hire a licensed, qualified commissioning agent to peer review, and whose reasonable recommendations Tenant’s commissioning agent shall perform and incorporate into a revised report) and (z) such other “close out” materials as Landlord reasonably requests consistent with Landlord’s own requirements for its contractors or which are required by Landlord’s lender, such as copies of manufacturers’ warranties, operation and maintenance manuals and the like. In connection with Tenant’s performance of the Tenant Improvements, Tenant will keep a log for all of the following categories in connection with the Tenant Improvements: change orders, requests for information and lien releases, and will keep and maintain a copy of the minutes from weekly construction meetings, a list of all subcontractors (including contract amounts) working on the Tenant Improvements, as well as an up to date Schedule and Approved Budget (as defined below) and will make the foregoing items available to Landlord as part of each Fund Request or as otherwise requested by Landlord. 4. Insurance. 4.1. Property Insurance. At all times during the period beginning with commencement of construction of the Tenant Improvements and ending with final completion of the Tenant Improvements, Tenant shall maintain, or cause to be maintained (in addition to the insurance required of Tenant pursuant to the Lease), property insurance naming Landlord and the Landlord Parties as additional insureds. Such policy shall, on a completed values basis for the full insurable value at all times, insure against loss or damage by fire, vandalism and malicious mischief and other such risks as are customarily covered by the so-called “broad form extended

B-6 coverage endorsement” upon all Tenant Improvements and the general contractor’s and any subcontractors’ machinery, tools and equipment, all while each forms a part of, or is contained in, the Tenant Improvements or any temporary structures on the Premises, or is adjacent thereto; provided that, for the avoidance of doubt, insurance coverage with respect to the general contractor’s and any subcontractors’ machinery, tools and equipment shall be carried on a primary basis by such general contractor or the applicable subcontractor(s). Tenant agrees to pay any deductible, and Landlord is not responsible for any deductible, for a claim under such insurance. Such property insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord and the Landlord Parties, and shall name Landlord and its affiliates as loss payees as their interests may appear. 4.2. Workers’ Compensation Insurance. At all times during the period of construction of the Tenant Improvements, Tenant shall, or shall cause its contractors or subcontractors to, maintain statutory workers’ compensation insurance as required by Applicable Laws. 5. Liability. Tenant assumes sole responsibility and liability for any and all injuries or the death of any persons, including Tenant’s contractors and subcontractors and their respective employees, agents and invitees, and for any and all damages to property caused by, resulting from or arising out of any act or omission on the part of Tenant, Tenant’s contractors or subcontractors, or their respective employees, agents and invitees in the prosecution of the Tenant Improvements. Tenant agrees to Indemnify the Landlord Indemnitees from and against all Claims due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant and Tenant’s contractors and subcontractors shall assume and defend at their sole cost and expense all such Claims; provided, however, that nothing contained in this Work Letter shall be deemed to Indemnify Landlord from or against liability caused by Landlord’s negligence or willful misconduct. Any deficiency in design or construction of the Tenant Improvements shall be solely the responsibility of Tenant, notwithstanding the fact that Landlord may have approved of the same in writing. 6. TI Allowance. 6.1. Application of TI Allowance. Landlord shall contribute, in the following order, the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance toward the costs and expenses incurred in connection with the performance of the Tenant Improvements, in accordance with Article 4 of the Lease. If the entire TI Allowance is not applied toward or reserved for the costs of the Tenant Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. Tenant may apply the Base TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Additional TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Lease. 6.2. Approval of Budget for the Tenant Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Lease, Landlord shall not have any obligation to expend any portion of the TI Allowance until Landlord and Tenant shall have approved in writing the budget for the Tenant Improvements (the “Approved Budget”). Prior to Landlord’s approval of the Approved Budget, Tenant shall pay all of the costs and expenses incurred in connection with the Tenant Improvements as they become due. Landlord shall not be

B-7 obligated to reimburse Tenant for costs or expenses relating to the Tenant Improvements that exceed the amount of the TI Allowance. Landlord shall not unreasonably withhold, condition or delay its approval of any budget for Tenant Improvements that is proposed by Tenant. 6.3. Fund Requests. Upon submission by Tenant to Landlord (which submittals must be provided on or before the first (1st) day of each month starting in the first month that Tenant is eligible to request payment of the TI Allowance) of (a) a statement (a “Fund Request”) setting forth the total amount of the TI Allowance requested, (b) a summary of the Tenant Improvements performed using AIA standard form Application for Payment (G 702) executed by the general contractor and by the architect, (c) invoices from the general contractor, the architect, and any subcontractors, material suppliers and other parties requesting payment with respect to the amount of the TI Allowance then being requested, (d) unconditional lien releases from the general contractor and each subcontractor and material supplier with respect to previous payments made by either Landlord or Tenant for the Tenant Improvements in a form acceptable to Landlord and complying with Applicable Laws, (e) conditional lien releases from the general contractor and each subcontractor and material supplier with respect to the Tenant Improvements performed that correspond to the Fund Request each in a form acceptable to Landlord and complying with Applicable Laws, (f) all information required by the last sentence of Section 3 above, (g) copies of all change orders issued in the applicable payment period, and (h) any other documentation required by Landlord’s lender as a condition to funding of loan proceeds, then Landlord shall, within thirty (30) days following receipt by Landlord of a Fund Request and the accompanying materials required by this Section, pay to (as elected by Landlord) the applicable contractors, subcontractors and material suppliers or Tenant (for reimbursement for payments made by Tenant to such contractors, subcontractors or material suppliers either prior to Landlord’s approval of the Approved TI Budget or as a result of Tenant’s decision to pay for the Tenant Improvements itself and later seek reimbursement from Landlord in the form of one lump sum payment in accordance with the Lease and this Work Letter), the amount of Tenant Improvement costs set forth in such Fund Request; provided, however, that Landlord shall not be obligated to make any payments under this Section until the budget for the Tenant Improvements is approved in accordance with Section 6.2, and any Fund Request under this Section shall be subject to the payment limits set forth in Section 6.2 above and Article 4 of the Lease. Notwithstanding anything in this Section to the contrary, Tenant shall not submit a Fund Request more often than every thirty (30) days and may not submit a Fund Request until the Clinical Trial Termination Option has expired or is void and of no further effect. Any additional Fund Requests submitted by Tenant shall be void and of no force or effect. 6.4. Accrual Information. In addition to the other requirements of this Section 6, Tenant shall, no later than the third (3rd) business day of each month until the Tenant Improvements are complete, provide Landlord with an estimate of (a) the percentage of design and other soft cost work that has been completed, (b) design and other soft costs spent through the end of the previous month, both from commencement of the Tenant Improvements and solely for the previous month, (c) the percentage of construction and other hard cost work that has been completed, (d) construction and other hard costs spent through the end of the previous month, both from commencement of the Tenant Improvements and solely for the previous month, and (e) the date of Substantial Completion of the Tenant Improvements.

B-8 7. Miscellaneous. 7.1. Incorporation of Lease Provisions. Sections 40.6 through 40.19 of the Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease. 7.2. General. Except as otherwise set forth in the Lease or this Work Letter, this Work Letter shall not apply to improvements performed in any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides that such additional premises are to be delivered to Tenant in the same condition as the initial Premises. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

B-9 IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written. LANDLORD: BMR-AXIOM LP, a Delaware limited partnership By: Name: Title: TENANT: LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title:

B-1-1 EXHIBIT B-1 TENANT WORK INSURANCE SCHEDULE Tenant shall be responsible for requiring all of Tenant contractors doing construction or renovation work to purchase and maintain such insurance as shall protect it from the claims set forth below which may arise out of or result from any Tenant Work whether such Tenant Work is completed by Tenant or by any Tenant contractors or by any person directly or indirectly employed by Tenant or any Tenant contractors, or by any person for whose acts Tenant or any Tenant contractors may be liable: 1. Claims under workers’ compensation, disability benefit and other similar employee benefit acts which are applicable to the Tenant Work to be performed. 2. Claims for damages because of bodily injury, occupational sickness or disease, or death of employees under any applicable employer’s liability law. 3. Claims for damages because of bodily injury, or death of any person other than Tenant’s or any Tenant contractors’ employees. 4. Claims for damages insured by usual personal injury liability coverage which are sustained (a) by any person as a result of an offense directly or indirectly related to the employment of such person by Tenant or any Tenant contractors or (b) by any other person. 5. Claims for damages, other than to the Tenant Work itself, because of injury to or destruction of tangible property, including loss of use therefrom. 6. Claims for damages because of bodily injury or death of any person or property damage arising out of the ownership, maintenance or use of any motor vehicle. Tenant contractors’ Commercial General Liability Insurance shall include premises/operations (including explosion, collapse and underground coverage if such Tenant Work involves any underground work), elevators, independent contractors, products and completed operations, and blanket contractual liability on all written contracts, all including broad form property damage coverage. Tenant contractors’ Commercial General, Automobile, Employers and Umbrella Liability Insurance shall be written for not less than limits of liability as follows: a. Commercial General Liability: Bodily Injury and Property Damage Commercially reasonable amounts, but in any event no less than $1,000,000 per occurrence and $2,000,000 general aggregate, with $2,000,000 products and completed operations aggregate.

B-1-2 b. Commercial Automobile Liability: Bodily Injury and Property Damage $1,000,000 per accident c. Employer’s Liability: Each Accident $500,000 Disease – Policy Limit $500,000 Disease – Each Employee $500,000 d. Umbrella Liability: Bodily Injury and Property Damage Commercially reasonable amounts (excess of coverages a, b and c above), but in any event no less than $5,000,000 per occurrence / aggregate. All subcontractors for Tenant contractors shall carry the same coverages and limits as specified above, unless different limits are reasonably approved by Landlord. The foregoing policies shall contain a provision that coverages afforded under the policies shall not be canceled or not renewed until at least thirty (30) days’ prior written notice has been given to the Landlord. Certificates of insurance including required endorsements showing such coverages to be in force shall be filed with Landlord prior to the commencement of any Tenant Work and prior to each renewal. Coverage for completed operations must be maintained for the lesser of ten (10) years and the applicable statue of repose following completion of the Tenant Work, and certificates evidencing this coverage must be provided to Landlord. The minimum A.M. Best’s rating of each insurer shall be A- VII. Landlord and its mortgagees shall be named as an additional insureds under Tenant contractors’ Commercial General Liability, Commercial Automobile Liability and Umbrella Liability Insurance policies as respects liability arising from work or operations performed, or ownership, maintenance or use of autos, by or on behalf of such contractors. Each contractor and its insurers shall provide waivers of subrogation with respect to any claims covered or that should have been covered by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder. If any contractor’s work involves the handling or removal of asbestos (as determined by Landlord in its sole and absolute discretion), such contractor shall also carry Pollution Legal Liability insurance. Such coverage shall include bodily injury, sickness, disease, death or mental anguish or shock sustained by any person; property damage, including physical injury to or destruction of tangible property (including the resulting loss of use thereof), clean-up costs and the loss of use of tangible property that has not been physically injured or destroyed; and defense costs, charges and expenses incurred in the investigation, adjustment or defense of claims for such damages. Coverage shall apply to both sudden and non-sudden pollution conditions including the discharge, dispersal, release or escape of smoke, vapors, soot, fumes, acids, alkalis, toxic chemicals, liquids or gases, waste materials or other irritants, contaminants or pollutants into or upon land, the atmosphere or any watercourse or body of water. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the Term Commencement Date, and coverage is continuously maintained during all periods in which

B-1-3 Tenant occupies the Premises. Coverage shall be maintained with limits of not less than $1,000,000 per incident with a $2,000,000 policy aggregate.

C-1 EXHIBIT C ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of [ ], 20[ ], with reference to that certain Lease (the “Lease”) dated as of [ ], 201_, by LA JOLLA PHARMACEUTICAL COMPANY, a California corporation (“Tenant”), in favor of BMR-AXIOM LP, a Delaware limited partnership (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease. Tenant hereby confirms the following: 1. Tenant accepted possession of the Premises for construction of improvements or the installation of personal or other property on [ ], 20[ ], and for use in accordance with the Permitted Use on [ ], 20[ ]. Tenant first occupied the Premises for the Permitted Use on [ ], 20[ ]. 2. The Premises are in good order, condition and repair. 3. The Tenant Improvements are Substantially Complete. 4. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises. 5. In accordance with the provisions of Article 4 of the Lease, the Term Commencement Date is [ ], 20[ ], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [ ], 20[ ]. 6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [ ]]. 7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant. 8. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [ ], 20[ ], with Base Rent payable on the dates and amounts set forth in the chart below: Dates Approximate Square Feet of Rentable Area Base Rent per Square Foot of Rentable Area Monthly Base Rent Annual Base Rent [ ]/[ ]/[ ]- [ ]/[ ]/[ ] [ ] $[ ] [monthly][OR][annually] [ ] [ ]

C-2 9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof. [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

C-3 IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above. TENANT: LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title:

D-1 EXHIBIT D LANDLORD WORK Pre-Delivery Landlord Work ● One (1) set of restrooms on each floor of the Building; and ● Work to the Base Building mechanical systems (detailed description below); and ● Electrical work (detailed description below); and ● Egress lighting sufficient for Building core and shell; and ● Refinish the elevator cabs in the Building; and ● Notifier fire alarm system expandable for Tenant Improvements Description of Base Building Mechanical Work Laboratory ● (1) new air-cooled chiller (Capacity = 180 Tons) and chilled water pumps. ● (2) new hot water boilers and pumps. (Capacity=1,999 MBH each) ● Building management system serving centralized HVAC equipment and core building spaces only. Airflow controls and temperature controls within Premises are excluded. ● New galvanized supply air and exhaust air duct risers. ● Centralized laboratory air compressor (40 HP) and vacuum pumps (three at 10 HP each) with main piping risers stubbed to each floor. Office ● (1) new rooftop VAV package unit, shared between floors (Capacity: 16,000 cfm) ● Building management system serving centralized HVAC equipment and core building spaces only. Airflow controls and temperature controls within Premises are excluded. ● (7) new stand-alone split system fan coils for core support rooms ● New galvanized supply air and exhaust air duct risers. Electrical Work ● New 800 Amp main breakers and SDG&E meters to serve each floor. All electrical distribution downstream of SDG&E meters and automatic transfer switch gear serving Premises is excluded. Post-Delivery Landlord Work ● Paint the Exterior walls of the Building ● Site improvements including landscaping, hardscaping, new slurry coat and striping of the parking lot, patio on the northwest side of the Building; and ● Amenities Center

EXHIBIT E FORM OF LETTER OF CREDIT IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER XXX DATE: , 20 BENEFICIARY: BMR-AXIOM LP 17190 BERNARDO CENTER DRIVE SAN DIEGO, CALIFORNIA 92128 ATTN: FINANCE DEPARTMENT APPLICANT: [INSERT NAME AND ADDRESS] AMOUNT OF LETTER OF CREDIT: USD XXX (XXX AND 00/100 UNITED STATES DOLLARS) DATE AND PLACE OF EXPIRATION: [INSERT EXPIRATION DATE] AT THE COUNTERS OF JPMORGAN CHASE BANK, N.A. CHICAGO, ILLINOIS, USA LADIES AND GENTLEMEN: WE, JPMORGAN CHASE BANK, N.A., LOCATED AT: 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE: IL1-0236, CHICAGO, ILLINOIS, 60603-5506 (THE “ISSUING BANK”), ESTABLISH IN FAVOR OF BMR-AXIOM LP, LOCATED AT: 17190 BERNARDO CENTER DRIVE, SAN DIEGO, CALIFORNIA, 92128, ATTN: FINANCE DEPARTMENT (THE “BENEFICIARY”) OUR IRREVOCABLE AND UNCONDITIONAL (SUBJECT TO THE CONDITIONS HEREIN) STANDBY LETTER OF CREDIT NUMBER XXX (THE “L/C”) FOR AN AGGREGATE AMOUNT OF USD XXX (XXX AND 00/100 UNITED STATES DOLLARS), EXPIRING AT 5.00 P.M. (CHICAGO TIME) ON [INSERT EXPIRATION DATE] OR, IF SUCH DAY IS NOT A BUSINESS DAY, THEN THE NEXT SUCCEEDING BUSINESS DAY (SUCH DATE, AS EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). AS USED HEREIN, THE TERM “BUSINESS DAY” MEANS ANY DAY OTHER THAN A SATURDAY, SUNDAY, OR A DAY ON WHICH BANKS IN THE STATE OF ILLINOIS ARE AUTHORIZED OR REQUIRED TO BE CLOSED, AND A DAY ON WHICH PAYMENTS CAN BE EFFECTED ON THE FEDWIRE SYSTEM. LA JOLLA PHARMACEUTICAL-PREVET-JLM-2016 11-1688-CLEAN COPY

E-2 WE AUTHORIZE THE BENEFICIARY TO DRAW ON US FOR THE ACCOUNT OF [INSERT APPLICANT NAME], LOCATED AT: [INSERT APPLICANT ADDRESS] (THE “ACCOUNT PARTY”), UNDER THE TERMS AND CONDITIONS OF THIS L/C. FUNDS UNDER THIS L/C ARE AVAILABLE BY PRESENTING THE FOLLOWING DOCUMENTATION (THE “DRAWING DOCUMENTATION”): (A) THE ORIGINAL L/C; AND (B) A SIGHT DRAFT COMPLETED IN THE FORM OF ATTACHMENT 1 TO THIS L/C, WITH BLANKS FILLED IN AND BRACKETED ITEMS PROVIDED AS APPROPRIATE. NO OTHER EVIDENCE OF AUTHORITY, CERTIFICATE, OR DOCUMENTATION IS REQUIRED. DRAWING DOCUMENTATION MUST BE PRESENTED AT THE ISSUING BANK’S OFFICE AT: 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE: IL1-0236, CHICAGO, ILLINOIS, 60603-5506, ATTENTION: STANDBY LETTER OF CREDIT UNIT ON OR BEFORE THE EXPIRATION DATE BY CERTIFIED MAIL, PERSONAL PRESENTATION, COURIER OR MESSENGER SERVICE. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, DRAWINGS PRESENTED BY TELECOPY ("FAX") TO FAX NUMBER 312-233- , OR ALTERNATELY TO FAX NUMBER 312-233- ARE ACCEPTABLE, UNDER TELEPHONE PRE-ADVICE TO 312-385- , OR ALTERNATELY TO 1-800-634-1969, PROVIDED THAT SUCH FAX PRESENTATION IS RECEIVED ON OR BEFORE THE EXPIRATION DATE ON THIS L/C IN ACCORDANCE WITH THE TERMS AND CONDITIONS OF THIS L/C, IT BEING UNDERSTOOD THAT ANY SUCH FAX PRESENTATION SHALL BE CONSIDERED THE SOLE OPERATIVE INSTRUMENT OF DRAWING. IN THE EVENT OF PRESENTATION BY FAX, THE ORIGINAL DOCUMENTS SHOULD NOT ALSO BE PRESENTED. WE ENGAGE WITH YOU THAT DOCUMENTS PRESENTED UNDER AND IN COMPLIANCE WITH THE TERMS AND CONDITIONS OF THIS L/C WILL BE DULY HONORED ON PRESENTATION IF PRESENTED AT THE OFFICES OF THE ISSUING BANK LOCATED AT: 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE IL1-0236, CHICAGO, ILLINOIS 60603-5506, ATTENTION: STANDBY LETTER OF CREDIT UNIT, ON OR BEFORE THE EXPIRATION DATE OF THIS L/C. ALL PAYMENTS DUE HEREUNDER SHALL BE MADE BY WIRE TRANSFER TO THE BENEFICIARY’S ACCOUNT PER THEIR INSTRUCTIONS. ALL DOCUMENTS PRESENTED MUST BE IN ENGLISH. IF BENEFICIARY PRESENTS PROPER DRAWING DOCUMENTATION TO US ON OR BEFORE THE EXPIRATION DATE, THEN WE SHALL PAY UNDER THIS L/C AT OR BEFORE THE FOLLOWING TIME (THE “PAYMENT DEADLINE”): (A) IF PRESENTMENT IS MADE AT OR BEFORE 12.00 NOON (CHICAGO TIME) ON ANY BUSINESS DAY, THEN PAYMENT SHALL BE MADE ON THE 3RD (THIRD) BUSINESS DAY; AND (B) IF PRESENTMENT IS MADE AFTER 12.00 NOON (CHICAGO TIME) ON ANY BUSINESS DAY, THEN PAYMENT SHALL BE MADE ON THE 4TH (FOURTH) BUSINESS DAY. IF WE DETERMINE THAT DRAWING DOCUMENTATION DOES NOT CONFIRM TO THE TERMS AND CONDITIONS OF THE L/C, WE SHALL SEND THE

E-3 BENEFICIARY NOTICE IN WRITING, THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN ACCORDANCE WITH THE TERMS OF THE L/C, STATING THE REASONS THEREFOR AND THAT WE SHALL RETURN THE DRAWING DOCUMENTATION TO THE BENEFICIARY. UPON BEING NOTIFIED THAT THE DEMAND FOR PAYMENT WAS NOT EFFECTED IN CONFORMITY WITH THIS L/C, THE BENEFICIARY MAY ATTEMPT TO CORRECT ANY SUCH NON-CONFORMING DEMAND FOR PAYMENT TO THE EXTENT THAT THE BENEFICIARY IS ENTITLED TO DO SO AND WITHIN THE THEN CURRENT EXPIRATION DATE OF THIS L/C. PARTIAL DRAWINGS ARE PERMITTED. EXCEPT WHEN THE AMOUNT OF THE DRAWING FULLY UTILIZES THIS LETTER OF CREDIT, WE UNDERTAKE TO RETURN THE ORIGINAL L/C TO YOU WITH THE AMOUNT OF THE PAYMENT ENDORSED THEREON. IT IS A CONDITION OF THIS L/C THAT THE EXPIRATION DATE SHALL BE AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR 1 (ONE) YEAR FROM THE EXPIRATION DATE HEREOF OR ANY FUTURE EXPIRATION DATE UNLESS AT LEAST 90 (NINETY) DAYS PRIOR TO SUCH EXPIRATION DATE WE SEND NOTICE TO YOU BY CERTIFIED MAIL OR HAND DELIVERED COURIER, AT THE ADDRESS STATED ABOVE, THAT WE ELECT NOT TO EXTEND THIS L/C FOR ANY SUCH ADDITIONAL PERIOD. HOWEVER IN NO EVENT SHALL THIS L/C BE AUTOMATICALLY EXTENDED BEYOND [INSERT FINAL EXPIRATION DATE] (THE “FINAL EXPIRATION DATE”). THIS L/C IS TRANSFERABLE, BUT ONLY IN ITS ENTIRETY, AND MAY BE SUCCESSIVELY TRANSFERRED. TRANSFER OF THIS L/C SHALL BE EFFECTED BY US UPON YOUR SUBMISSION OF THIS ORIGINAL LETTER OF CREDIT, INCLUDING ALL AMENDMENTS, IF ANY, ACCOMPANIED BY OUR TRANSFER REQUEST FORM DULY COMPLETED AND SIGNED, WITH THE SIGNATURE THEREON AUTHENTICATED BY YOUR BANK. CHARGES AND FEES RELATED TO THE TRANSFER OF THIS L/C WILL BE FOR THE ACCOUNT OF THE APPLICANT. IF YOU WISH TO TRANSFER THE L/C, PLEASE CONTACT US FOR THE FORM WHICH WE SHALL PROVIDE TO YOU UPON YOUR REQUEST. IN ANY EVENT, THIS L/C MAY NOT BE TRANSFERRED TO ANY PERSON OR ENTITY LISTED IN OR OTHERWISE SUBJECT TO, ANY SANCTION OR EMBARGO UNDER ANY APPLICABLE RESTRICTIONS. ALL AMENDMENTS UNDER THIS LETTER OF CREDIT ARE SUBJECT TO THE BENEFICIARY'S AGREEMENT. THIS L/C IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AND, EXCEPT AS OTHERWISE EXPRESSLY STATED HEREIN, TO THE INTERNATIONAL STANDBY PRACTICES, ICC PUBLICATION NO. 590 (THE “ISP98”), AND IN THE EVENT OF ANY CONFLICT, THE LAWS OF THE STATE OF NEW YORK WILL CONTROL, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

E-4 PLEASE ADDRESS ALL CORRESPONDENCE REGARDING THIS L/C TO THE ATTENTION OF: JPMORGAN CHASE BANK, N.A, 131 SOUTH DEARBORN, 5TH FLOOR, MAIL CODE IL1-0236, CHICAGO, ILLINOIS 60603-5506, ATTENTION: STANDBY LETTER OF CREDIT UNIT, INCLUDING THE L/C NUMBER MENTIONED ABOVE. FOR TELEPHONE ASSISTANCE, PLEASE CONTACT THE STANDBY CLIENT SERVICE UNIT AT 1-800-634-1969, OR 1-813-432-1210, AND HAVE THIS L/C NUMBER AVAILABLE. VERY TRULY YOURS, JPMORGAN CHASE BANK, N.A. [ISSUER SIGNATURE]

E-2-1 ATTACHMENT 1 TO IRREVOCABLE STANDBY LETTER OF CREDIT NUMBER XXX FORM OF SIGHT DRAFT [BENEFICIARY LETTERHEAD] TO: JPMORGAN CHASE BANK, N.A. 131 SOUTH DEARBORN 5TH FLOOR, MAIL CODE: IL1-0236 CHICAGO, ILLINOIS, 60603-5506 ATTENTION: STANDBY LETTER OF CREDIT UNIT SIGHT DRAFT AT SIGHT, PAY TO THE ORDER OF , THE SUM OF UNITED STATES DOLLARS ($ ). DRAWN UNDER JPMORGAN CHASE BANK, N.A. IRREVOCABLE STANDBY LETTER OF CREDIT NO. DATED . [JPMORGAN CHASE BANK, N.A. IS HEREBY DIRECTED TO PAY THE PROCEEDS OF THIS SIGHT DRAFT SOLELY TO THE FOLLOWING ACCOUNT: .] [NAME AND SIGNATURE BLOCK, WITH AUTHORIZED SIGNATURE OF THE BENEFICIARY (SIGNED AS SUCH)] DATE:

EXHIBIT F RULES AND REGULATIONS NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL. 1. No Tenant Party shall encumber or obstruct the common entrances, lobbies, elevators, sidewalks and stairways of the Project or use them for any purposes other than ingress or egress to and from the Building(s) or the Project. 2. Except as specifically provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Building(s) without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule. 3. If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, and (a) such window, door or windowsill is visible from the exterior of the Premises and (b) such curtain, blind, shade, screen, hanging plant or other object is not included in plans approved by Landlord, then Tenant shall promptly remove such curtains, blinds, shades, screens, hanging plants or other similar objects at its sole cost and expense. 4. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building(s) to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and the affected tenants of the Project. 5. Tenant shall not install any radio, television or other antennae; cell or other communications equipment; or other devices on the roof or exterior walls of the Premises except in accordance with the Lease. Tenant shall not interfere with radio, television or other digital or electronic communications at the Project or elsewhere. 6. Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited. Tenant shall cooperate with Landlord to prevent such activities by any Tenant Party. 7. Tenant shall store all of its trash, garbage and Hazardous Materials in receptacles within its Premises or in receptacles designated by Landlord outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal. Any Hazardous Materials transported through Common Area shall be held in secondary containment devices. F-1

F-2 Tenant shall be responsible, at its sole cost and expense, for Tenant’s removal of its trash, garbage and Hazardous Materials. Tenant is encouraged to participate in the waste removal and recycling program in place at the Project. 8. The Premises shall not be used for lodging or for any improper, immoral or objectionable purpose. 9. Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address. 10. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority. 11. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed. 12. Tenant shall not modify any locks to the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold, condition or delay. Tenant shall furnish Landlord with copies of keys, pass cards or similar devices for locks to the Premises. 13. Tenant shall cooperate and participate in all reasonable security programs affecting the Premises. 14. Tenant shall not permit any animals in the Project, other than for service animals or for use in laboratory experiments. 15. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be deposited therein. 16. Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, first obtains all necessary permits and licenses therefor from all applicable Governmental Authorities. 17. Smoking is prohibited inside the Building, except in designated outdoor areas of the Project (if any). 18. The Project’s hours of operation are currently 24 hours a day seven days a week. 19. Tenant shall comply with all orders, requirements and conditions now or hereafter imposed by Applicable Laws or Landlord (“Waste Regulations”) regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash generated by Tenant (collectively, “Waste Products”), including (without limitation) the separation of Waste Products into receptacles reasonably approved by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by Waste Regulations.

F-3 20. Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises or the Project for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility. 21. If Tenant desires to use any portion of the Common Area for a Tenant-related event, Tenant must notify Landlord in writing at least thirty (30) days prior to such event on the form attached as Attachment 1 to this Exhibit, which use shall be subject to Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Lease or the completed and executed Attachment to the contrary, Tenant shall be solely responsible for setting up and taking down any equipment or other materials required for the event, and shall promptly pick up any litter and report any property damage to Landlord related to the event. Any use of the Common Area pursuant to this Section shall be subject to the provisions of Article 28 of the Lease. Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease. Landlord reserves the right to make such other and reasonable additional rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Tenant shall not be obligated to adhere to such additional rules or regulations until Landlord has provided Tenant with written notice thereof. Tenant agrees to abide by these Rules and Regulations and any such additional rules and regulations issued or adopted by Landlord. Tenant shall be responsible for the observance of these Rules and Regulations by all Tenant Parties.

F-1-1 ATTACHMENT 1 TO EXHIBIT F REQUEST FOR USE OF COMMON AREA REQUEST FOR USE OF COMMON AREA Date of Request: Landlord/Owner: Tenant/Requestor: Property Location: Event Description: Proposed Plan for Security & Cleaning: Date of Event: Hours of Event: (to include set-up and take down): Location at Property (see attached map): Number of Attendees: Open to the Public? [ ] YES [ ] NO Food and/or Beverages? [ ] YES [ ] NO If YES: ● Will food be prepared on site? [ ] YES [ ] NO ● Please describe: ● Will alcohol be served? [ ] YES [ ] NO ● Please describe: ● Will attendees be charged for alcohol? [ ] YES [ ] NO

F-1-2 ● Is alcohol license or permit required? [ ] YES [ ] NO ● Does caterer have alcohol license or permit: [ ] YES [ ] NO [ ] N/A Other Amenities (tent, booths, band, food trucks, bounce house, etc.): Other Event Details or Special Circumstances: The undersigned certifies that the foregoing is true, accurate and complete and he/she is duly authorized to sign and submit this request on behalf of the Tenant/Requestor named above. LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title: Date:

G-1 EXHIBIT G FORM OF ADDITIONAL TI ALLOWANCE ACCEPTANCE LETTER [TENANT LETTERHEAD] BMR–Axiom LP 17190 Bernardo Center Drive San Diego, California 92128 Attn: Vice President, Real Estate Legal [Date] Re: Additional TI Allowance To Whom It May Concern: This letter concerns that certain Lease dated as of [ ], 20[ ] (the "Lease"), between BMR–Axiom LP, a Delaware limited partnership ("Landlord") and La Jolla Pharmaceutical Company, a California corporation ("Tenant"). Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease. Tenant hereby notifies Landlord that it wishes to exercise its right to utilize the Additional TI Allowance pursuant to Article 4 of the Lease. [ ]. If you have any questions, please do not hesitate to call [ ] at ([ ]) [ ]- Sincerely, [Name] [Title of Authorized Signatory] cc: Karen Sztraicher John Bonanno Kevin Simonsen

H-1 EXHIBIT H TENANT’S PROPERTY

N-1 EXHIBIT I FORM OF ESTOPPEL CERTIFICATE To: BMR-Axiom LP 17190 Bernardo Center Drive San Diego, California 92128 Attention: Legal Department BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, California 92128 Re: 4550 Towne Centre Court (the “Premises”) at Towne Centre Court in San Diego, California (the “Property”) The undersigned tenant (“Tenant”) hereby certifies to you as follows: 1. Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of [ ], 20[ ]. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [ ]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [ ], 20[ ]. 2. Tenant took possession of the Premises, currently consisting of [ ] square feet of Rentable Area, on [ ], 20[ ], and commenced to pay rent on [ ], 20[ ]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease[, except as follows: [ ]]. 3. All base rent, rent escalations and additional rent under the Lease have been paid through [ ], 20[ ]. There is no prepaid rent[, except $[ ]][, and the amount of security deposit is $[ ] [in cash][OR][in the form of a letter of credit]]. Tenant currently has no right to any future rent abatement under the Lease. 4. Base rent is currently payable in the amount of $[ ] per month. 5. Tenant is currently paying estimated payments of additional rent of $[ ] per month on account of real estate taxes, insurance, management fees and Common Area maintenance expenses. 6. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [ ]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid. 7. The Lease is in full force and effect, free from Default, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord.

F-2 Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents payable thereunder[, except [ ]]. 8. [Tenant has the following expansion rights or options for leasing additional space at the Property: [ ].][OR][Tenant has no rights or options to purchase the Property.] 9. To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws. 10. The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is [acquiring the Property/making a loan secured by the Property] in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], [LANDLORD], BioMed Realty, L.P., BRE Edison Parent L.P., and any [other] mortgagee of the Property and their respective successors and assigns. Any capitalized terms not defined herein shall have the respective meanings given in the Lease. Dated this [ ] day of [ ], 20[ ]. LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title:

J-1- EXHIBIT J INTENTIONALLY OMITTED

K-1- EXHIBIT K ROOFTOP LICENSE Landlord hereby grants to Tenant a license (“Rooftop License”), which Rooftop License shall be at no additional cost of expense to Tenant, to use portions of the rooftop of the Building identified by Landlord from time to time as “Rooftop Installation Area” (the “Rooftop Installation Area”) solely to operate, maintain, repair and replace rooftop antennae, mechanical equipment, communications antennas and other equipment installed by Tenant in the Rooftop Installation Area in accordance with this Article (“Tenant’s Rooftop Equipment”). Tenant’s Rooftop Equipment shall be only for Tenant’s use of the Premises for the Permitted Use. Notwithstanding anything to the contrary, Tenant’s rights under this Exhibit K shall be subject and subordinate to the rights granted to Global in the Rooftop Lease. All capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Lease to which this Exhibit K is attached. Tenant shall install Tenant’s Rooftop Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate, and in accordance with this Exhibit and the applicable provisions of the Lease regarding Alterations. Tenant’s Rooftop Equipment and the installation thereof shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld. Among other reasons, Landlord may withhold approval if the installation or operation of Tenant’s Rooftop Equipment could reasonably be expected to damage the structural integrity of the Building or to transmit vibrations or noise or cause other adverse effects beyond the Premises to an extent not customary in first class laboratory buildings, unless Tenant implements measures that are acceptable to Landlord in its reasonable discretion to avoid any such damage or transmission. Tenant shall comply with any roof or roof-related warranties. Tenant shall obtain a letter from Landlord’s roofing contractor within thirty (30) days after completion of any Tenant work on the rooftop stating that such work did not affect any such warranties. Tenant, at its sole cost and expense, shall inspect the Rooftop Installation Area at least annually, and correct any loose bolts, fittings or other appurtenances and repair any damage to the roof caused by the installation or operation of Tenant’s Rooftop Equipment. Tenant shall not permit the installation, maintenance or operation of Tenant’s Rooftop Equipment to violate any Applicable Laws or constitute a nuisance. Tenant shall pay Landlord within thirty (30) days after demand (a) all applicable taxes, charges, fees or impositions imposed on Landlord by governmental authorities as the result of Tenant’s use of the Rooftop Installation Areas in excess of those for which Landlord would otherwise be responsible for the use or installation of Tenant’s Rooftop Equipment and (b) the amount of any increase in Landlord’s insurance premiums as a result of the installation of Tenant’s Rooftop Equipment. Upon Tenant’s written request to Landlord, Landlord shall use commercially reasonable efforts to cause other tenants to remedy any interference in the operation of Tenant’s Rooftop Equipment caused by any such tenants’ equipment installed after the applicable piece of Tenant’s Rooftop Equipment; provided,

K-2- however, that Landlord shall not be required to request that such tenants waive their rights under their respective leases. If Tenant’s Equipment (a) causes physical damage to the structural integrity of the Building, (b) interferes with any telecommunications, mechanical or other systems located at or near or servicing the Building or the Project that were installed prior to the installation of Tenant’s Rooftop Equipment, (c) interferes with any other service provided to other tenants in the Building or the Project by rooftop or penthouse installations that were installed prior to the installation of Tenant’s Rooftop Equipment or (d) interferes with any other tenants’ business, in each case in excess of that permissible under Federal Communications Commission regulations, then Tenant shall cooperate with Landlord to determine the source of the damage or interference and promptly repair such damage and eliminate such interference, in each case at Tenant’s sole cost and expense, within ten (10) business days after receipt of notice (which notice may be oral; provided that Landlord also delivers to Tenant written notice of such damage or interference within twenty-four (24) hours after providing oral notice) of such damage or interference, or within a reasonable time if such cannot be accomplished within ten (10) business days so long as Tenant diligently and continuously prosecutes such cure to completion. Landlord reserves the right to cause Tenant to relocate Tenant’s Rooftop Equipment to comparably functional space on the roof or in the penthouse of the Building by giving Tenant prior written notice thereof. Landlord agrees to pay the reasonable costs thereof. Tenant shall arrange for the relocation of Tenant’s Rooftop Equipment within sixty (60) days after receipt of Landlord’s notification of such relocation. In the event Tenant fails to arrange for relocation within such sixty (60)-day period, Landlord shall have the right to arrange for the relocation of Tenant’s Rooftop Equipment in a manner that does not unnecessarily interrupt or interfere with Tenant’s use of the Premises for the Permitted Use. Notwithstanding anything to the contrary in this Exhibit, Tenant shall, prior to commencing any work on the rooftop of the Building, give Landlord at least thirty days (30) days’ prior written notice.

K-1- EXHIBIT L TI ALLOWANCE AND COMMISSION FEE SCHEDULE Subsection 3.2.2(z)(i) (TI Allowance): $13,696,320. ● Base TI Allowance: $12,451,200. ● Additional TI Allowance: $1,245,120. Subsection 3.2.2(z)(ii) (Commission Fee): $1,786,760.58.

EXHIBIT M FORM SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Eric F. Allendorf, Esq. Paul Hastings LLP 200 Park Avenue New York, New York 10166 (Space Above For Recorder’s Use) SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (Lease to Security Instrument) NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT. THIS SUBORDINATION AGREEMENT, ACKNOWLEDGMENT OF LEASE ASSIGNMENT, ATTORNMENT AND NON-DISTURBANCE AGREEMENT (“Agreement”) is made this day of , 2016 by and among BMR-Axiom LP, a Delaware limited partnership, owner of the real property hereinafter described (“Mortgagor”), La Jolla Pharmaceutical Company, a California corporation (“Tenant”), AB Commercial Real Estate Debt – B2 S.Á.R.L., a Luxembourg private company with limited liability, as administrative agent for certain lenders party to the Loan Agreement (defined below), and their respective successors and assigns (“Lender”). R E C I T A L S 1. Pursuant to the terms and provisions of the unrecorded lease dated December , 2016 (“Lease”), Tenant holds a leasehold estate in and to a portion of the property described in the Lease (which property, together with all improvements now or hereafter located on the property, is defined as the “Property”, as more particularly described on Exhibit A attached hereto). 2. Mortgagor has executed that certain Loan Agreement, dated as of the date hereof, by and among Mortgagor, Lender and certain other parties thereto (as the same may be amended, restated and/or replaced from time to time, the “Loan Agreement”) and that certain Security Instrument (as defined in the Loan Agreement) encumbering the Property and otherwise securing, among other things, those certain Notes (as defined in the Loan Agreement) in favor of the Lender (“Loan”). The Security Instrument is being recorded in the real property records where the Property is located. 3. As a condition to Lender making the Loan secured by the Security Instrument, Lender requires that the Security Instrument be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Tenant under the Lease and that the Tenant specifically and unconditionally subordinate the Lease to the lien of the Security Instrument. 4. Mortgagor and Tenant have agreed to the subordination, attornment and other agreements herein in favor of Lender. NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Mortgagor and Tenant hereby agree for the benefit of Lender as follows: 1. SUBORDINATION. Mortgagor and Tenant hereby agree that: a) Prior Lien. The Security Instrument securing the Note in favor of Lender and any modifications, renewals or extensions thereof (including, without limitation, any modifications, renewals or extensions with respect to any additional advances made subject to the Security Instrument), shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease (including, without limitation, any amendments, modifications, renewals or extensions thereof); b) Whole Agreement. This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Security Instrument and shall supersede and cancel, but only insofar as would affect the priority between the Security Instrument and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages. AND FURTHER, Tenant individually declares, agrees and acknowledges for the benefit of Lender that: c) Use of Proceeds. Lender, in making disbursements pursuant to the Note, the Security Instrument or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this agreement to subordinate in whole or in part; and d) Subordination. Tenant intentionally and unconditionally waives, relinquishes and subordinates all of Tenant’s right, title and interest in and to the Property to the lien of the Security Instrument and understands that in reliance upon, and in consideration of, this subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination. 2. ASSIGNMENT. Tenant acknowledges and consents to the assignment of the Lease by Mortgagor in favor of Lender. 3. ADDITIONAL AGREEMENTS. Tenant covenants and agrees that, during all such times as the Loan is outstanding: a) Notice of Default. Tenant will notify Lender in writing concurrently with any notice given to Mortgagor of any default by Mortgagor under the Lease, and Tenant agrees that Lender has the right (but not the obligation) to cure any breach or default specified in such notice within the time periods set forth below and Tenant will not declare a default of the Lease, as to Lender, or terminate the Lease if Lender cures such default within thirty (30) days from and after the expiration of the time period provided in the Lease for the cure thereof by Mortgagor; provided, however, that if such default cannot with diligence be cured by Lender within such thirty (30) day period, the commencement of action by Lender within such thirty (30) day period to remedy the same shall be deemed sufficient so long as Lender pursues such cure with diligence. Further,

Tenant shall not terminate the Lease on the basis of any default by Landlord which is incurable by Lender (such as, for example, the bankruptcy of Landlord or breach of any representation by Landlord), provided Lender is proceeding with due diligence to commence an action to appoint a receiver or to obtain title to the Property by foreclosure, deed in lieu of foreclosure, or otherwise (collectively, “Foreclosure”). Tenant hereby agrees that no action taken by Lender to enforce any rights under the Security Instrument or related security documents, by reason of any default thereunder (including, without limitation, the appointment of a receiver, any Foreclosure or any demand for rent under any assignment of rents or leases) shall give rise to any right of Tenant to terminate the Lease, nor shall such action invalidate or constitute a breach of any of the terms of the Lease; b) No Advance Rents. Other than the payment of a security deposit as required under the Lease, Tenant will make no payments or prepayments of rent more than one (1) month in advance of the time when the same become due under the Lease; and c) Assignment of Rents. Upon receipt by Tenant of written notice directing the payment of rents by Tenant to Lender, Tenant shall comply with such direction to pay such rents (including, without limitation, any termination fees or other similar payments, including, without limitation, the Clinical Trial Termination Fee (as defined in the Lease) and the Acquisition Termination Fee (as defined in the Lease)) to Lender, and Mortgagor hereby acknowledges that Tenant shall be entitled to rely upon any such direction received from Lender. d) Notice with Respect to Hazardous Materials. Tenant will deliver to Lender any notice or other deliverable given to Mortgagor pursuant to the terms and provisions of Section 21.2 of the Lease concurrently with the delivery of the same to Mortgagor. 4. ATTORNMENT. In the event of a foreclosure under the Security Instrument, Tenant agrees for the benefit of Lender (including any transferee of Lender or any transferee of Mortgagor’s title in and to the Property by Lender or the Lender’s exercise of the remedy of sale by foreclosure under the Security Instrument (in each case, a “Successor Owner”) as follows: a) Payment of Rent. Tenant shall pay to Lender all rental payments required to be made by Tenant pursuant to the terms of the Lease for the duration of the term of the Lease; b) Continuation of Performance. Tenant shall be bound to Lender in accordance with all of the provisions of the Lease for the balance of the term thereof, and Tenant hereby attorns to Lender as its landlord, such attornment to be effective and self-operative without the execution of any further instrument immediately upon Lender succeeding to Mortgagor’s interest in the Lease and giving written notice thereof to Tenant; and c) No Offset. Lender shall not be liable, nor subject to any offsets or defenses which Tenant may have by reason of any act or omission of Mortgagor under the Lease, nor for the return of any sums which Tenant may have paid to Mortgagor under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered by Mortgagor to Lender. d) Landlord Liability. Nothing in this Agreement shall impose upon Lender any liability for the obligations of Landlord under the Lease unless and until Lender takes title to the Property; provided, however, the foregoing shall not limit Successor Owner’s obligations under the Lease to correct any conditions of a continuing nature that (i) existed as of the date of Successor Owner shall become owner of the Property and (ii) violate Successor Owner’s obligations as landlord under the Lease; provided that Successor Owner shall have received written notice of such omissions, conditions or violations from Tenant and has had a reasonable opportunity to cure the same. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor Owner shall acquire title to the Property or the portion thereof containing the Premises,

Successor Owner shall have no obligation, nor incur any liability, beyond Successor Owner’s then interest, if any, in the Property, and Tenant shall look exclusively to such interest, if any, of Successor Owner in the Property for the payment and discharge of any obligations imposed upon Successor Owner hereunder or under the Lease, and Successor Owner is hereby released or relieved of any other liability hereunder and under the Lease. Tenant agrees that, with respect to any money judgment which may be obtained or secured by Tenant against Successor Owner, Tenant shall look solely to the estate or interest owned by Successor Owner in the Property, and Tenant will not collect or attempt to collect any such judgment out of any other assets of Successor Owner. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Security Instrument or any other instrument to which Lender may be party, be or become subject to any liability or obligation to Tenant under the Lease or otherwise. 5. NOTICE OF SECURITY INSTRUMENT. To the extent that the Lease shall entitle Tenant to notice of the existence of any Security Instrument and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Tenant with respect to the Security Instrument and Lender. 6. NON-DISTURBANCE. In the event of a foreclosure under the Security Instrument, so long as there shall then exist no Default (as such term is defined in the Lease) on the part of Tenant under the Lease, Lender agrees for itself and its successors and assigns that the leasehold interest of Tenant under the Lease shall not be extinguished or terminated by reason of such foreclosure, but rather the Lease shall continue in full force and effect and Lender shall recognize and accept Tenant as tenant under the Lease subject to the terms and provisions of the Lease except as modified by this Agreement. 7. MISCELLANEOUS. a) NOTICES. All notices, demands, or other communications under this Agreement and the other Loan Documents shall be in writing and shall be delivered to the appropriate party at the address set forth below (subject to change from time to time by written notice to all other parties to this Agreement). All notices, demands or other communications shall be considered as properly given if delivered personally or sent by first class United States Postal Service mail, postage prepaid, or by Overnight Express Mail or by overnight commercial courier service, charges prepaid, except that notice of Default may be sent by certified mail, return receipt requested, charges prepaid. Notices so sent shall be effective three (3) days after mailing, if mailed by first class mail, and otherwise upon delivery or refusal; provided, however, that non-receipt of any communication as the result of any change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication. For purposes of notice, the address of the parties shall be: Mortgagor: BMR-Axiom LP c/o BioMed Realty, L.P. 17190 Bernardo Center Drive San Diego, California 92128 Attention: Real Estate Legal Department With copies to: Simpson Thacher & Bartlett LLP 425 Lexington Avenue New York, New York 10017 Attention: Krista Miniutti, Esq. Tenant: La Jolla Pharmaceutical Company 10182 Telesis Court, Suite 600 San Diego, California 92121 Attention: Legal Department With copies to: Gibson, Dunn & Crutcher LLP

333 South Grand Avenue Los Angeles, California 90071 Attention: Mark S. Pecheck Lender: AB Commercial Real Estate Debt – B2 S.Á.R.L., c/o AllianceBernstein, L.P. 1345 Avenue of the Americas New York, New York 10105 With copies to: Paul Hasting LLP 200 Park Avenue New York, New York 10166 Attention: Eric F. Allendorf, Esq. Any party shall have the right to change its address for notice hereunder to any other location within the continental United States by the giving notice to the other parties in the manner set forth hereinabove. b) REMEDIES CUMULATIVE. All rights of Lender herein to collect rents on behalf of Mortgagor under the Lease are cumulative and shall be in addition to any and all other rights and remedies provided by law and by other agreements between Lender and Mortgagor or others. c) HEIRS, SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided under the terms and conditions herein, the terms of this Agreement shall bind and inure to the benefit of the heirs, executors, administrators, nominees, successors and assigns of the parties hereto. d) HEADINGS. All article, section or other headings appearing in this Agreement are for convenience of reference only and shall be disregarded in construing this Agreement. e) COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages. f) EXHIBITS, SCHEDULES AND RIDERS. All exhibits, schedules, riders and other items attached hereto are hereby incorporated into this Agreement for all purposes. g) WAIVER OF TRIAL BY JURY. EACH OF TENANT, LENDER AND LANDLORD HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT. h) ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and no modifications shall be binding upon any party hereto unless set forth in a document duly executed by or on behalf of such party. [No further text on this page]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written. NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN, A PORTION OF WHICH MAY BE EXPENDED FOR PURPOSES OTHER THAN IMPROVEMENT OF THE LAND. IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO. “TENANT” LA JOLLA PHARMACEUTICAL COMPANY, a California corporation By: Name: Title: [ACKNOWLEDGMENT ON THE FOLLOWING PAGE]

ACKNOWLEDGMENT [PROPER FORM OF ACKNOWLEDGMENT TO BE INSERTED] [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

“MORTGAGOR” BMR-Axiom LP a Delaware limited partnership By: Name: Title: [ACKNOWLEDGMENT ON THE FOLLOWING PAGE]

ACKNOWLEDGMENT [PROPER FORM OF ACKNOWLEDGMENT TO BE INSERTED] [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

“LENDER” AB Commercial Real Estate Debt – B2 S.Á.R.L., a Luxembourg private company with limited liability, as administrative agent By: Name: Title: [ACKNOWLEDGMENT ON THE FOLLOWING PAGE]

ACKNOWLEDGMENT [PROPER FORM OF ACKNOWLEDGMENT TO BE INSERTED] [SIGNATURES CONTINUE ON THE FOLLOWING PAGE] L0E1G0A3L9_6US-1_E6#9142-117658098494.3-Active.19224474.4

EXHIBIT A - DESCRIPTION OF PROPERTY [to be inserted] K-1-